UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
28 February
2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with the Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while the U.S. Federal Reserve (Fed) planned to continue raising interest rates into 2019.
As the new year began, economic data have remained a mixed bag, and investors will be closely watching the first quarter 2019 corporate earnings reports. However, market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. The U.S. and China appear to be making progress on trade talks, such that President Trump did not increase tariffs as initially planned in March 2019. While these events did reduce some of the markets’ uncertainty, downside risks still appear to be rising.
Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
April 23, 2019

Portfolio Managers’
Comments
Nuveen Large Cap Value Fund
Nuveen Large Cap Core Fund
Nuveen Large Cap Growth Fund
Nuveen Equity Long/Short Fund
Nuveen Equity Market Neutral Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at NAM, and Scott M. Tonneson, CFA, served as portfolio managers for the Funds.
On the following pages, the management team discusses key investment strategies and the Funds’ performance for the six-month reporting period ended February 28, 2019.
How did the Funds perform during the six-month reporting period ended February 28, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended February 28, 2019. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the six-month reporting period ended February 28, 2019 and how did these strategies influence performance?
Nuveen Large Cap Value Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2019.
The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
During the reporting period, the Fund underperformed both benchmarks primarily due to stock selection issues in the energy, consumer discretionary, utilities, information technology and communication services sectors. Sector weights and style tilts also detracted, including an underweight in the strongly performing utilities sector and overweights the energy and materials sectors. In terms of style tilts, overweight positions in stocks that exhibit more volatility also proved detrimental.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Shares of the largest utility in California, PG&E Corporation, dropped in early November 2018 based on investor concern that the company was going to face significant liabilities from the deadly 2017 and 2018 wildfires in California. Then in January 2019, the stock was under pressure yet again after the company filed for Chapter 11 bankruptcy protection, which will likely result in a reorganization of its business. A report by investigators has stated that PG&E’s power lines and hardware were responsible for starting many of the fires, which likely includes the state’s most destructive ever Camp Fire blaze that killed 85 people and destroyed nearly 14,000 homes. Because of the uncertainty surrounding future liabilities, PG&E management was also unable to provide forward-looking earnings guidance. The bankruptcy threat and potential loss of all equity value caused us to sell-out of PG&E before the end of the reporting period.
Fund returns were also hindered by a position in Antero Resources Corp, an independent oil and natural gas company engaged in the exploration, development and acquisition of natural gas, natural gas liquids and oil properties located in the Appalachian Basin. The company showed positive signs during the reporting period and remained on track to generate significant cash flows in its fourth-quarter results and throughout 2019. However, the one negative development for Antero Resources was its higher-than-expected capital expenditure figure for the fourth quarter 2018, which was close to company estimates, but well above the consensus forecast. The company reported that the pull forward of capital expenditures resulted from a faster-than-expected pace of drilling. Additionally, margins saw significant pressure due to higher cost pipeline tariffs and excess firm transport capacity, which offset improving end-market prices. We continued to like and owned Antero Resources as of the end of the reporting period.
Also in the energy sector, the Fund saw weak results from its position in independent energy company SM Energy Co., which primarily engages in the exploration and production (E&P) of natural gas and crude oil. In recent years, the company has transformed from a shale producer with widespread assets to a more focused approach centered on its core Midland Basin and Eagle Ford properties in Texas. After strong results earlier in 2018, shares fell beginning in October 2018 after the company reported a one-cent loss in the third quarter, versus consensus estimates that called for earnings of 15 cents. Although the company’s growth was aided by a 12% increase in oil production and liquids price realizations, operating expenses increased by nearly 50% versus a year ago. The production increase mainly resulted from strong well performance and higher natural gas liquids volumes. We continued to have a favorable outlook for SM Energy and have maintained the Fund’s position in this stock.
On the positive side of the equation, the Fund benefited from an underweight position in the financial sector and an overweight to industrials.
In terms of individual contributors, a position in worldwide satellite service provider Intelsat SA in the communication services sector aided the Fund’s results. For several years, the company’s shares had been under pressure as a result of declining revenues and earnings on a stretched balance sheet. However, equity and convertible issuance in 2018 enabled Intelsat to break the captive nature of some of its debt instruments, leaving a pathway to refinance until 2023. The company also benefited from its contracted backlog of around $7.9 billion during the reporting period, which provided a high level of predictability of future revenues and cash flows. Intelsat is also in prime position to benefit from a potential private auction of C-band spectrum to be repurposed for 5G. Following the stock’s strong advance, we decided to sell the Fund’s position and take profits before the end of the reporting period.
In the consumer discretionary area, the Fund experienced strong gains from its position in specialty retailer Foot Locker Inc., which collectively manages the largest global portfolio of athletic footwear and apparel. The company benefits from meaningful scale when sourcing popular products from key vendors such as Nike, merchandising its products across multiple channels and leveraging the global supply chain infrastructure. Foot Locker’s favorable quarterly results during the reporting period included comparable store sales that rose nearly 3% and improved product margins. The company’s performance is supported by good internal execution behind several initiatives, increasing breadth and depth of premium product (especially Nike), strong increases for other smaller brands (Vans, Fila and Champion) and normalizing performance in Europe. Foot Locker was also able to maintain tight inventory control and repurchased around 2% of outstanding shares. We continued to like and own this stock as of the end of the reporting period.
Finally, in the materials sector, the Fund benefited from a lack of exposure to chemical conglomerate DowDuPont Inc. Its shares suffered during the reporting period after the company reported disappointing fourth-quarter 2018 earnings that missed estimates and weak guidance for first quarter 2019, with particular weakness experienced in its agriculture business. As a result, we have continued to avoid owning DowDuPont during the reporting period.

Nuveen Large Cap Core Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2019.
The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
During the reporting period, the Fund underperformed both benchmarks primarily due to stock selection issues in the energy, information technology, consumer discretionary, industrial and utilities sectors. Sector weights and style tilts also detracted, including overweights in the energy and consumer discretionary sectors and an underweight in the utilities sector. In terms of style tilts, overweight positions in stocks that exhibit more volatility and value-oriented stocks also proved detrimental.
In the energy sector, the Fund’s returns were hindered by a position in Antero Resources Corp, an independent oil and natural gas company engaged in the exploration, development and acquisition of natural gas, natural gas liquids and oil properties located in the Appalachian Basin. The company showed positive signs during the reporting period and remained on track to generate significant cash flows in its fourth-quarter 2018 results and throughout 2019. However, the one negative development for Antero Resources was its higher-than-expected capital expenditure figure for the fourth quarter, which was close to company estimates, but well above the consensus forecast. The company reported that the pull forward of capital expenditures resulted from a faster-than-expected pace of drilling. Additionally, margins saw significant pressure due to higher-cost pipeline tariffs and excess firm transport capacity, which offset improving end-market prices. We sold Antero Resources before the end of the reporting period end in order to reduce the Fund’s exposure to exploration and production (E&P) companies. We were overweight the sub-industry sector and decided to keep the remaining stocks in the industry and reallocate the Antero Resources weight to another energy sector position.
Also in the energy sector, the Fund was hindered by its position in independent energy company SM Energy Co., which primarily engages in the E&P of natural gas and crude oil. In recent years, the company has transformed from a shale producer with widespread assets to a more focused approach centered on its core Midland Basin and Eagle Ford properties in Texas. After strong results earlier in 2018, shares fell beginning in October 2018 after the company reported a one-cent loss in the third quarter, versus consensus estimates that called for earnings of 15 cents. Although the company’s growth was aided by a 12% increase in oil production and liquids price realizations, operating expenses increased by nearly 50% versus a year ago. The production increase mainly resulted from strong well performance and higher natural gas liquids volumes. We continued to have a favorable outlook for SM Energy and have maintained the Fund’s position in this stock.
In the communication services sector, shares of wireline telecom provider CenturyLink Inc. were on a downward trajectory during the reporting period. The stock took a hit after the company reported disappointing fourth-quarter 2018 and full-year results that included a sales miss. However, the more important news was that the company slashed its annual dividend by more than 50% to $1.00 per share. Although not completely unexpected, investors were likely disheartened with the magnitude of the cut since CenturyLink’s CEO had indicated that the previous dividend was still sustainable three months earlier. The reduction will help the company more quickly reduce its long-term debt, which was around $35 billion at year end 2018. We have maintained our position in this stock because the company is focused on transforming its presence to a cloud service and software-as-a-service provider.
In terms of individual contributors, the Fund benefited from a position in VMware Inc., a subsidiary of Dell Technologies that provides cloud computing and platform virtualization software and services. The company reported that revenue, licensing and license billings all accelerated in the third quarter ending in October 2018 to 14%, 17% and 22%, respectively. VMware is continuing to extend its position in hybrid cloud, particularly in partnership with Amazon Web Services (AWS) through VMware Cloud on AWS, Amazon RDS on

Portfolio Managers’ Comments (continued)
VMware and AWS Outposts, an on premise cloud stack partnership. Another catalyst for the stock was the company’s surprising initial guidance for 12% top-line growth in fiscal 2020 with even higher billings growth expected, which compares with consensus forecasts at 8% growth. This positive outlook attests to management’s confidence in continued business momentum and hybrid cloud adoption. We continue to maintain our position in VMware.
In the consumer discretionary sector area, the Fund experienced strong gains from its position in specialty retailer Foot Locker Inc., which collectively manages the largest global portfolio of athletic footwear and apparel. The company benefits from meaningful scale when sourcing popular products from key vendors such as Nike, merchandising its products across multiple channels and leveraging the global supply chain infrastructure. Foot Locker’s favorable quarterly results during the reporting period included comparable store sales that rose nearly 3% and improved product margins. The company’s performance is supported by good internal execution behind several initiatives, increasing breadth and depth of premium product (especially Nike), strong increases for other smaller brands (Vans, Fila and Champion) and normalizing performance in Europe. Foot Locker was also able to maintain tight inventory control and repurchased around 2% of outstanding shares. We continued to like and own this stock.
Also in the discretionary sector area, shares of Chipotle Mexican Grill Inc., the fast-casual restaurant chain, rose sharply during the final two months of the reporting period after the company reported stronger-than-expected fourth-quarter 2018 results. Investors rewarded the stock after the company beat consensus expectations almost across the board including comparable sales, revenue and earnings growth, fueled in large part by its more than 65% increase in digital sales. Chipotle is quickly becoming a leader in the mobile, app-based food business due to its recent digital initiatives as well as expanding delivery and drive-through options, which are helping to offset declines in traditional store traffic. Although we think Chipotle has plenty of room for store growth, we believed its stock reached fair value and sold our position.
Nuveen Large Cap Growth Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2019.
The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
During the reporting period, the Fund underperformed both benchmarks primarily due to stock selection issues in the information technology, energy, materials, consumer discretionary and financial sectors. Sector weights and style tilts also detracted, including an overweight in the energy sector.
In the energy sector, the Fund saw poor results from a position in Antero Resources Corp, an independent oil and natural gas company engaged in the exploration, development and acquisition of natural gas, natural gas liquids and oil properties located in the Appalachian Basin. The company showed positive signs during the reporting period and remained on track to generate significant cash flows in its fourth-quarter 2018 results and throughout 2019. However, the one negative development for Antero Resources was its higher-than-expected capital expenditure figure for the fourth quarter, which was close to company estimates, but well above the consensus forecast. The company reported that the pull forward of capital expenditures resulted from a faster-than-expected pace of drilling. Additionally, margins saw significant pressure due to higher-cost pipeline tariffs and excess firm transport capacity, which offset improving end-market prices. We continued to like and owned Antero Resources as of the end of the reporting period.
Also in the energy sector, the Fund was hindered by a position in Parsley Energy Inc., an independent energy company focused on the acquisition, development and exploration of unconventional oil and natural gas reserves in the Permian Basin in West Texas. We believe Parsley Energy is one of the most compelling Permian names given the company’s attractive acreage position, solid production growth, multiple upside catalysts and strong financials. Due to the collapse in crude oil prices in 2018, the company had to cut its rig count for 2019 and its shares sold off in the final three months of 2018. However, Parsley Energy’s overarching goal to traverse closer toward free cash flow neutrality during 2019 remains unchanged. We believe the company must continue to place more priority on funding its operations from internal cash flow, as well as incorporating more efficiency-oriented goals, such as feet completed versus a straight well completion count. Toward the end of the reporting period, the shares recovered some of their losses and we continued to hold our position.
In the consumer discretionary sector, shares of lifestyle retail company Urban Outfitters Inc. fell throughout the reporting period. The company, which offers brands like Anthropologie and Free People, reported record holiday sales in its 2018 fourth quarter report, however, investors were unimpressed with these results, which were mostly in line with consensus expectations. Comparable store sales grew by 5% in November and December 2018, driven by double-digit growth in Urban Outfitters’ digital channel, which offset a decline in brick and mortar sales. We decided to sell our position before the end of the reporting period after seeing growing signs of weakness in traffic and comparable store sales.
On the positive side, the Fund benefited from stock selection and an underweight position in the communication services sector and an underweight to higher momentum stocks, which are those that have recently performed well.
In terms of individual contributors, the Fund was rewarded for its lack of exposure to technology company NVIDIA Corporation, the designer of graphics processing units for the gaming and professional markets, as well as system-on-a-chip units for the mobile computing and automotive markets. Shares were pressured lower after the company meaningfully missed quarterly results and gave forward-looking revenue guidance that was approximately 20% below already cautious consensus expectations. NVIDIA recently halted around one third of its gaming segment sales to flush much larger-than-expected channel inventory that built up during the crypto enthusiasm in the first and second quarters of 2018.
The Fund also benefited from a position in VMware Inc., a subsidiary of Dell Technologies that provides cloud computing and platform virtualization software and services. The company reported that revenue, licensing and license billings all accelerated in the third quarter ending in October to 14%, 17% and 22%, respectively. VMware is continuing to extend its position in hybrid cloud, particularly in partnership with Amazon Web Services (AWS) through VMware Cloud on AWS, Amazon RDS on VMware and AWS Outposts, an on premise cloud stack partnership. Another catalyst for the stock was the company’s surprising initial guidance for 12% top-line growth in fiscal 2020 with even higher billings growth expected, which compares with consensus forecasts at 8% growth. This positive outlook attests to management’s confidence in continued business momentum and hybrid cloud adoption. We continued to maintain our position in VMware.
Finally, in the consumer discretionary sector, shares of Chipotle Mexican Grill Inc., the fast-casual restaurant chain, rose sharply during the final two months of the reporting period after the company reported stronger-than-expected fourth-quarter 2018 results. Investors rewarded the stock after the company beat consensus expectations almost across the board including comparable sales, revenue and earnings growth, fueled in large part by its more than 65% increase in digital sales. Chipotle is quickly becoming a leader in the mobile, app-based food business due to its recent digital initiatives as well as expanding delivery and drive-through options, which are helping to offset declines in traditional store traffic. Although we think Chipotle has plenty of room for store growth, we believed its stock reached fair value and sold our position.
Nuveen Equity Long/Short Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2019.
The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with low correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap com-

Portfolio Managers’ Comments (continued)
panies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations.
We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.
During the reporting period, the Fund underperformed its benchmarks primarily due to security selection in both its long and short portfolios, particularly in the energy, health care, information technology, financial, consumer discretionary and communication services sectors. The Fund was also hindered by a net short position in the strongly performing utilities sector and an overweight in higher momentum stocks, which are securities that have recently performed well.
In terms of detractors, shares of the largest utility in California, PG&E Corporation, dropped in early November 2018 based on investor concern that the company was going to face significant liabilities from the deadly 2017 and 2018 wildfires in California. Then in January 2019, the stock was under pressure yet again after the company filed for Chapter 11 bankruptcy protection, which will likely result in a reorganization of its business. A report by investigators has stated that PG&E’s power lines and hardware were responsible for starting many of the fires, which likely includes the state’s most destructive ever Camp Fire blaze that killed 85 people and destroyed nearly 14,000 homes. Because of the uncertainty surrounding future liabilities, PG&E management was also unable to provide forward-looking earnings guidance. The bankruptcy threat and potential loss of all equity value caused us to sell out of PG&E before the end of the reporting period.
In the energy sector, the Fund was hindered by its long position in independent energy company SM Energy Co., which primarily engages in the exploration and production (E&P) of natural gas and crude oil. In recent years, the company has transformed from a shale producer with widespread assets to a more focused approach centered on its core Midland Basin and Eagle Ford properties in Texas. After strong results earlier in 2018, shares fell beginning in October 2018 after the company reported a one-cent loss in the third quarter, versus consensus estimates that called for earnings of 15 cents. Although the company’s growth was aided by a 12% increase in oil production and liquids price realizations, operating expenses increased by nearly 50% versus a year ago. The production increase mainly resulted from strong well performance and higher natural gas liquids volumes. We continued to have a favorable outlook for SM Energy and have maintained the Fund’s position in this stock.
In the health care sector, a short position in Tesaro Inc., a biotechnology company focused on developing drugs for cancer, was a drag on the Fund’s results. In early December 2018, British pharmaceutical giant GlaxoSmithKline announced an unexpected $5.1 billion cash acquisition of Tesaro, which represented a significant premium at around $75 per share. The acquisition gives GlaxoSmithKline a better foothold in the growing immunotherapy market. Although growth for Tesaro’s main drug Zejula, a PARP inhibitor used to treat ovarian cancer, has remained challenging in the U.S. in recent periods, the company has seen better traction abroad. GlaxoSmithKline has also laid out a plan to expand Zejula’s addressable market to other potential types of cancers such as lung, breast and prostate. We covered our short position prior to the end of the reporting period due to the completion of the acquisition in late January 2019.
In the technology sector, the Fund was hindered by a short position in Universal Display Corp, a leading maker of key organic light-emitting diode (OLED) technologies for smartphones and other screens. Shares surged in February 2019 after the company reported better-than-expected fourth quarter 2018 results and strong 2019 revenue guidance. Investors moved back into highly valued growth stocks after selling out of these names in late 2018. Also during the reporting period, company management forecasted a likely acceleration in orders for 2019 as device manufacturers like Apple and Samsung launch new products with OLED displays. However, we maintained our short position in this company at the end of the reporting period because we believe the smartphone industry is saturated and that demand will be tepid going forward.
On the positive side, the Fund benefited overall from its sector allocations and from stock selection in the industrial sector.

In terms of individual contributors, the Fund was rewarded for a long position in Versum Materials Inc., the maker of specialty materials and chemical processes for the semiconductor industry. Shares reached all-time highs in early 2019 after the company first announced in January 2019 that it had agreed to merge with U.S. -based rival Entegris in a $4 billion all-stock deal. The companies believe the combined entity can better respond to weaker fundamentals in the semiconductor industry. However, shortly after this offer, Versum received a competing $5.9 billion bid from German materials behemoth Merck KGaA, which further drove up the stock price as investors anticipated a bidding war would ensue. We continued to hold the Fund’s position in Versum.
In the information technology sector, the Fund benefited from a long position in VMware Inc., a subsidiary of Dell Technologies that provides cloud computing and platform virtualization software and services. The company reported that revenue, licensing and license billings all accelerated in the third quarter ending in October 2018 to 14%, 17% and 22%, respectively. VMware is continuing to extend its position in hybrid cloud, particularly in partnership with Amazon Web Services (AWS) through VMware Cloud on AWS, Amazon RDS on VMware and AWS Outposts, an on premise cloud stack partnership. Another catalyst for the stock was the company’s surprising initial guidance for 12% top-line growth in fiscal 2020 with even higher billings growth expected, which compares with consensus forecasts at 8% growth. This positive outlook attests to management’s confidence in continued business momentum and hybrid cloud adoption. We continued to maintain our position in VMware.
In the energy sector, the Fund benefited from a short position in Weatherford International PLC, one of the largest multi-national oilfield service companies providing innovative solutions, technology and services to the oil and gas industry. Shares were under pressure as investors were hoping to see a dramatic improvement in the company’s cash flow in order for Weatherford International to substantially cut its large debt load. The surge in yields on 2020 and 2021 maturities has significantly impaired the company’s ability to reduce or refinance its $3.6 billion in debt that needs to be addressed over the next two years. Weatherford International reiterated during the reporting period that it was finalizing a number of smaller asset sales heading into 2019, which will also likely be key to supporting sentiment around debt reduction potential. Management anticipated the company would experience a decline in revenue and profitability in fourth quarter 2018 as a result of several issues, with impacts likely lingering into the first and second quarters of 2019. We continued to maintain the Fund’s short position in Weatherford International.
In the consumer staples sector, a short position in Kraft Heinz Company proved helpful. Shares dropped sharply at the end of the reporting period after the company disclosed an investigation by the U.S. Securities and Exchange Commission related to its procurement operations, which handle interactions with outside suppliers. The company took a $25 million charge to launch its own investigation into the matter and improve internal controls. At the same time, Kraft Heinz also reported a shocking $12.6 billion loss for the fourth quarter 2018, indicating the company’s struggles to stay abreast of a significant shift in consumers’ eating habits away from processed foods. In addition, the company announced a $15.4 billion write-down and cut its dividend by 36%, which triggered analyst downgrades. We continued to maintain the Fund’s short position in Kraft Heinz.
Nuveen Equity Market Neutral Fund
The Fund’s Class A Shares at NAV underperformed both the ICE BofAML 3-MonthTreasury Bill Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2019.
The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock

Portfolio Managers’ Comments (continued)
selection, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.
During the reporting period, the Fund underperformed its benchmarks primarily due to security selection in its long portfolio, particularly in the consumer discretionary, information technology, energy and communication services sectors. A net short position in the strongly performing utilities sector also proved detrimental. The Fund’s performance was also hindered by an overweight in higher momentum stocks, which are securities that have recently performed well, and an overweight in value-oriented stocks.
In the communication services sector, a long position in wireline telecom provider CenturyLink Inc. was detrimental during the reporting period. The stock took a hit after the company reported disappointing fourth-quarter 2018 and full-year 2018 results that included a sales miss. However, the more important news was that the company slashed its annual dividend by more than 50% to $1.00 per share. Although not completely unexpected, investors were likely disheartened with the magnitude of the cut since CenturyLink’s CEO had indicated that the previous dividend was still sustainable three months earlier. The reduction will help the company more quickly reduce its long-term debt, which was around $35 billion at year end 2018. We have maintained our position in this stock because the company is focused on transforming its presence to a cloud service and software-as-a-service provider.
In the energy sector, the Fund was hindered by its long position in independent energy company SM Energy Co., which primarily engages in the exploration and production (E&P) of natural gas and crude oil. In recent years, the company has transformed from a shale producer with widespread assets to a more focused approach centered on its core Midland Basin and Eagle Ford properties in Texas. After strong results earlier in 2018, shares fell beginning in October 2018 after the company reported a one-cent loss in the third quarter, versus consensus estimates that called for earnings of 15 cents. Although the company’s growth was aided by a 12% increase in oil production and liquids price realizations, operating expenses increased by nearly 50% versus a year ago. The production increase mainly resulted from strong well performance and higher natural gas liquids volumes. We continued to have a favorable outlook for SM Energy and have maintained the Fund’s position in this stock.
In the health care sector, a short position in clinical-stage biopharmaceutical company SAGE Therapeutics Inc. proved detrimental. The company mainly develops treatments for central nervous system disorders. Shares rose after the U.S. Food and Drug Administration (FDA) indicated that the company could use favorable results from a phase 3 clinical trial to apply for approval for its new experimental drug, SAGE-217, which treats postpartum depression. The company already has another lead candidate for postpartum depression, Zulresso, under FDA review with a decision expected by the end of March 2019. Investors were also encouraged that SAGE-217 can be expanded to other indications such as a treatment for major depressive disorder. However, we continued to maintain our short position in this stock as of the end of the reporting period because we believe the company still faces clinical, regulatory and commercial risks and the potential for a dilutive equity offering.
In the technology sector, the Fund was hindered by a short position in Universal Display Corp, a leading maker of key organic light-emitting diode (OLED) technologies for smartphones and other screens. Shares surged in February 2019 after the company reported better-than-expected fourth quarter 2018 results and strong 2019 revenue guidance. Investors moved back into highly valued growth stocks after selling out of these names in late 2018. Also during the reporting period, company management forecasted a likely acceleration in orders for 2019 as device manufacturers like Apple and Samsung launch new products with OLED displays. However, we maintained our short position in this company at the end of the reporting period because we believe the smartphone industry is saturated and that demand will be tepid going forward.
On the positive side, the Fund benefited overall from security selection in its short portfolio, an underweight position in stocks that exhibit more volatility and from stock selection in the industrial and health care sectors.
In the financial sector, a long position in student loan servicer Navient Corp, which was once part of Sallie Mae, aided the Fund. Early in the reporting period, the company was weighed down by litigation issues as a result of heightened regulatory scrutiny in the student loan industry. However, the company saw its shares advance in the final two months of the reporting period after posting an earnings surprise in fourth quarter 2018. Results benefited from a decline in expenses and provisions as well as higher fee income. During the reporting period, Navient also rejected a $3.2 billion takeover bid by a hedge fund and private equity firm because its board believes the offer undervalues the company. We continued to hold Navient at the end of the reporting period.

In the information technology sector, the Fund was rewarded for its long position in Dutch semiconductor manufacturer NXP Semiconductors NV. The company operates in four segments including its largest and fastest growing area, automotive, as well as industrial and Internet of Things (IoT), communications infrastructure and mobile. During the reporting period, a long-standing buyout offer collapsed after the companies could not secure Chinese regulatory approval. As a result, NXP Semiconductors received a $2 billion breakup fee, which the company used to fund a recent stock buyback. Following a difficult year in 2018, shares advanced in early 2019 after rumors circulated about another potential buyout bid, this time from South Korean technology giant Samsung. We maintained the Fund’s position in NXP Semiconductors as of the end of the reporting period.
In the energy sector, the Fund benefited from a short position in Weatherford International PLC, one of the largest multi-national oilfield service companies providing innovative solutions, technology and services to the oil and gas industry. Shares were under pressure as investors were hoping to see a dramatic improvement in the company’s cash flow in order for Weatherford International to substantially cut its large debt load. The surge in yields on 2020 and 2021 maturities has significantly impaired the company’s ability to reduce or refinance its $3.6 billion in debt that needs to be addressed over the next two years. Weatherford International reiterated during the reporting period that it was finalizing a number of smaller asset sales heading into 2019, which will also likely be key to supporting sentiment around debt reduction potential. Management anticipated the company would experience a decline in revenue and profitability in fourth quarter 2018 as a result of several issues, with impacts likely lingering into the first and second quarters of 2019. We continued to maintain the Fund’s short position in Weatherford International.
Also in energy, the Fund benefited from a short position in Nabors Industries Ltd. This global oil, natural gas and geothermal drilling contractor is the largest land driller in the world with approximately 500 rigs working in more than 20 countries. Generally speaking, the company’s shares were pressured lower by the sharp drop in crude oil prices. Also, Nabors Industries reported a quarterly adjusted loss from continuing operations of 31 cents per share due to lower international margins and increased expenses, which was much wider than consensus estimates of 19 cents. Quarterly revenues of slightly more than $778 million also missed consensus estimates of $800 million due to weak international segment sales. In addition, lower-than-expected rig demand may result in underutilization of Nabors’ available rigs and a slower-than-expected recovery in day rates for the company’s high-spec rigs. We continued to maintain the Fund’s short position in Nabors Industries as of the end of the reporting period.

Risk Considerations
Nuveen Large Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund's prospectus.
Nuveen Large Cap Core Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund's prospectus.
Nuveen Large Cap Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund's prospectus.
Nuveen Equity Long/Short Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure the changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund's prospectus.
Nuveen Equity Market Neutral Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather that the returns of the stock market, performance will be more dependent on the portfolio manager acumen that is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund's prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of February 28, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(8.89)%	(1.44)%	7.13%	14.22%
Class A Shares at maximum Offering Price	(14.13)%	(7.11)%	5.87%	13.55%
Russell 1000® Value Index	(1.62)%	3.16%	8.09%	15.39%
Lipper Multi-Cap Value Funds Classification Average	(4.26)%	0.17%	6.61%	14.57%
Class C Shares	(9.22)%	(2.19)%	6.32%	13.37%
Class R3 Shares	(9.00)%	(1.67)%	6.86%	13.93%
Class I Shares	(8.78)%	(1.21)%	7.39%	14.50%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(8.77)%	(1.17)%	11.88%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(9.61)%	(0.64)%	6.33%	13.07%
Class A Shares at maximum Offering Price	(14.81)%	(6.34)%	5.08%	12.40%
Class C Shares	(9.95)%	(1.40)%	5.53%	12.22%
Class R3 Shares	(9.72)%	(0.88)%	6.06%	12.78%
Class I Shares	(9.46)%	(0.37)%	6.60%	13.35%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(9.45)%	(0.33)%	10.95%
Since inception returns for Class R6 Shares are from 6/30/16. Performance prior to June 24, 2013, reflects the Fund's performance under the management of multiple sub-advisors using investment strategies that differed significantly from those currently in place. Indexes are Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.05%	1.80%	1.30%	0.76%	0.80%
Net Expense Ratios	1.00%	1.75%	1.25%	0.71%	0.75%

The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.20% after July 31, 2020) of average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Core Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of February 28, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(9.99)%	(0.61)%	9.07%	11.73%
Class A Shares at maximum Offering Price	(15.17)%	(6.32)%	7.78%	10.57%
Russell 1000® Index	(3.07)%	4.99%	10.39%	11.98%
Lipper Multi-Cap Core Funds Classification Average	(4.05)%	2.51%	7.71%	9.73%
Class C Shares	(10.35)%	(1.36)%	8.25%	10.89%
Class I Shares	(9.88)%	(0.36)%	9.33%	12.00%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(9.84)%	(0.30)%	13.56%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(10.44)%	0.63%	8.63%	11.34%
Class A Shares at maximum Offering Price	(15.59)%	(5.16)%	7.35%	10.21%
Class C Shares	(10.75)%	(0.09)%	7.83%	10.51%
Class I Shares	(10.30)%	0.91%	8.91%	11.62%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(10.29)%	0.94%	12.69%
Since Inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes are Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.01%	1.76%	0.71%	0.76%
Net Expense Ratios	0.98%	1.73%	0.68%	0.73%

The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of February 28, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(8.82)%	1.08%	9.68%	12.34%
Class A Shares at maximum Offering Price	(14.07)%	(4.73)%	8.39%	11.18%
Russell 1000® Growth Index	(4.52)%	6.62%	12.63%	14.50%
Lipper Multi-Cap Growth Funds Classification Average	(3.73)%	6.74%	9.52%	12.25%
Class C Shares	(9.17)%	0.33%	8.86%	11.50%
Class I Shares	(8.73)%	1.34%	9.95%	12.62%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(8.68)%	1.45%	15.36%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(7.42)%	4.63%	10.08%	12.34%
Class A Shares at maximum Offering Price	(12.74)%	(1.39)%	8.78%	11.20%
Class C Shares	(7.74)%	3.88%	9.27%	11.50%
Class I Shares	(7.29)%	4.89%	10.36%	12.62%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(7.25)%	5.00%	15.27%
Since Inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes are Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.12%	1.87%	0.78%	0.87%
Net Expense Ratios	0.99%	1.74%	0.65%	0.74%

The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Equity Long/Short Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of February 28, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(9.02)%	(6.35)%	6.34%	11.23%
Class A Shares at maximum Offering Price	(14.25)%	(11.73)%	5.09%	10.58%
Russell 1000® Index	(3.07)%	4.99%	10.39%	16.82%
Lipper Alternative Long/Short Equity Funds Classification Average	(3.35)%	(0.64)%	3.52%	8.23%
Class C Shares	(9.34)%	(7.04)%	5.55%	10.39%
Class I Shares	(8.92)%	(6.13)%	6.61%	11.51%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(10.02)%	(4.29)%	5.97%	10.67%
Class A Shares at maximum Offering Price	(15.19)%	(9.80)%	4.72%	10.02%
Class C Shares	(10.34)%	(5.00)%	5.19%	9.84%
Class I Shares	(9.89)%	(4.04)%	6.24%	10.95%
Performance prior to March 1, 2013, reflects the Fund's performance under the management of a sub-advisor using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.73%	3.47%	2.47%
Net Expense Ratios	2.63%	3.37%	2.37%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Equity Market Neutral Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of February 28, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(2.99)%	(3.89)%	3.30%	3.96%
Class A Shares at maximum Offering Price	(8.56)%	(9.41)%	2.08%	2.89%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.10%	2.04%	0.70%	0.62%
Lipper Alternative Equity Market Neutral Funds Classification Average	(1.21)%	(1.99)%	0.91%	1.49%
Class C Shares	(3.32)%	(4.58)%	2.54%	3.19%
Class I Shares	(2.87)%	(3.64)%	3.57%	4.22%
Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(5.21)%	(4.20)%	2.78%	3.57%
Class A Shares at maximum Offering Price	(10.66)%	(9.71)%	1.57%	2.52%
Class C Shares	(5.56)%	(4.92)%	2.01%	2.81%
Class I Shares	(5.10)%	(3.95)%	3.04%	3.84%
Since Inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.71%	3.46%	2.45%
Net Expense Ratios	2.55%	3.30%	2.29%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Holding Summaries    February 28, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Portfolio Composition (% of net assets)
Oil, Gas & Consumable Fuels	8.6%
Diversified Financial Services	7.6%
Diversified Telecommunication Services	5.4%
Media	5.1%
Semiconductors & Semiconductor Equipment	4.3%
Insurance	3.7%
Machinery	3.6%
Health Care Providers & Services	3.5%
Road & Rail	3.4%
Metals & Mining	3.3%
Specialty Retail	3.2%
Entertainment	3.1%
Consumer Finance	2.9%
Food & Staples Retailing	2.8%
Communications Equipment	2.8%
Airlines	2.8%
Multiline Retail	2.4%
Technology Hardware, Storage & Peripherals	2.3%
Electrical Equipment	2.1%
Biotechnology	2.1%
Household Durables	2.0%
Chemicals	2.0%
Other	19.8%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Bank of America Corp	3.1%
Cisco Systems Inc.	2.8%
AT&T Inc.	2.7%
Comcast Corp	2.4%
Citigroup Inc.	2.2%

Nuveen Large Cap Core Fund
Fund Allocation (% of net assets)
Common Stocks	99.7%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Health Care Providers & Services	7.2%
Oil, Gas & Consumable Fuels	6.9%
Specialty Retail	5.8%
Biotechnology	4.8%
Software	4.3%
Machinery	4.3%
Interactive Media & Services	4.2%
Technology Hardware, Storage & Peripherals	3.9%
IT Services	3.8%
Diversified Financial Services	3.7%
Internet & Direct Marketing Retail	3.6%
Media	3.6%
Semiconductors & Semiconductor Equipment	3.3%
Airlines	2.8%
Multiline Retail	2.7%
Road & Rail	2.4%
Food & Staples Retailing	2.3%
Metals & Mining	2.1%
Insurance	2.1%
Electrical Equipment	2.0%
Chemicals	2.0%
Entertainment	2.0%
Other	19.9%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	2.3%
Apple Inc.	2.2%
UnitedHealth Group Inc.	1.8%
Mastercard Inc.	1.8%
Comcast Corp	1.7%

Holding Summaries    February 28, 2019 (continued)
Nuveen Large Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.2%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Specialty Retail	9.1%
Software	8.6%
Interactive Media & Services	7.6%
Biotechnology	7.6%
Health Care Providers & Services	7.2%
Technology Hardware, Storage & Peripherals	6.4%
Internet & Direct Marketing Retail	5.4%
IT Services	4.7%
Road & Rail	4.3%
Semiconductors & Semiconductor Equipment	4.1%
Hotels, Restaurants & Leisure	3.4%
Capital Markets	3.3%
Media	3.3%
Oil, Gas & Consumable Fuels	2.5%
Machinery	2.2%
Other	19.5%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Apple Inc.	4.7%
Microsoft Corp	4.2%
Alphabet Inc.	3.5%
Amazon.com Inc.	3.2%
UnitedHealth Group Inc.	2.8%

Nuveen Equity Long/Short Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	138.8%
Total Long Exposure	138.8%
Short-Term Investments
Repurchase Agreements	7.7%
Total Investments	146.5%
Securities Sold Short
Common Stocks Sold Short	(67.1)%
Total Short Exposure	(67.1)%
Other Assets Less Liabilities	20.6%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
Microsoft Corp	2.8%
Apple Inc.	2.7%
Bank of America Corp	1.9%
Cisco Systems Inc.	1.8%
Mastercard Inc.	1.7%

Top Five Holdings - Short Exposure (% of net assets)
The Hain Celestial Group Inc.	(0.8)%
RealPage Inc.	(0.8)%
Agios Pharmaceuticals Inc.	(0.8)%
Teleflex Inc.	(0.8)%
SAGE Therapeutics Inc.	(0.8)%
Portfolio Composition Long Exposure (% of net assets)
Health Care Providers & Services	9.3%
Specialty Retail	8.5%
Oil, Gas & Consumable Fuels	8.0%
Software	7.5%
Biotechnology	6.6%
Media	5.6%
Machinery	5.5%
Road & Rail	5.1%
Diversified Financial Services	4.6%
Technology Hardware, Storage & Peripherals	4.5%
Semiconductors & Semiconductor Equipment	4.3%
IT Services	4.0%
Airlines	3.5%
Capital Markets	3.4%
Entertainment	3.3%
Interactive Media & Services	3.3%
Chemicals	3.3%
Hotels, Restaurants & Leisure	3.2%
Internet & Direct Marketing Retail	3.1%
Food & Staples Retailing	2.5%
Multiline Retail	2.4%
Metals & Mining	2.4%
Real Estate Management & Development	2.3%
Independent Power & Renewable Electricity Producers	2.2%
Electrical Equipment	2.2%
Commercial Services & Supplies	2.1%
Communications Equipment	1.8%
Pharmaceuticals	1.7%
Aerospace & Defense	1.5%
Tobacco	1.5%
Other	19.6%
Total	138.8%
Portfolio Composition Short Exposure (% of net assets)
Food Products	(4.5)%
Health Care Equipment & Supplies	(4.4)%
Software	(4.4)%
Biotechnology	(4.3)%
Semiconductors & Semiconductor Equipment	(3.6)%
Aerospace & Defense	(3.5)%
Hotels, Restaurants & Leisure	(3.4)%
Chemicals	(2.9)%
Electronic Equipment, Instruments & Components	(2.8)%
Energy Equipment & Services	(2.2)%
Multi-Utilities	(2.2)%
Professional Services	(2.0)%
Entertainment	(1.9)%
Specialty Retail	(1.5)%
Machinery	(1.5)%
Containers & Packaging	(1.4)%
Insurance	(1.4)%
Other	(19.2)%
Total	(67.1)%

Holding Summaries    February 28, 2019 (continued)
Nuveen Equity Market Neutral Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	70.8%
Total Long Exposure	70.8%
Short-Term Investments
Repurchase Agreements	29.0%
Total Investments	99.8%
Securities Sold Short
Common Stocks Sold Short	(58.5)%
Total Short Exposure	(58.5)%
Other Assets Less Liabilities	58.7%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
Arcosa Inc.	1.2%
Southwest Airlines Co	1.1%
Zynga Inc.	1.1%
Range Resources Corp	1.1%
AGCO Corp	1.1%

Top Five Holdings - Short Exposure (% of net assets)
The Hain Celestial Group Inc.	(1.0)%
BWX Technologies Inc.	(1.0)%
Tiffany & Co	(1.0)%
Bluebird Bio Inc.	(1.0)%
Worldpay Inc.	(1.0)%
Portfolio Composition Long Exposure (% of net assets)
Health Care Providers & Services	4.9%
Oil, Gas & Consumable Fuels	4.8%
Machinery	4.2%
Media	3.3%
Semiconductors & Semiconductor Equipment	3.2%
Interactive Media & Services	3.2%
Airlines	3.1%
Biotechnology	2.8%
Specialty Retail	2.7%
Entertainment	2.4%
IT Services	2.3%
Road & Rail	2.2%
Chemicals	1.9%
Consumer Finance	1.9%
Electrical Equipment	1.8%
Software	1.8%
Hotels, Restaurants & Leisure	1.8%
Metals & Mining	1.8%
Wireless Telecommunication Services	1.8%
Other	18.9%
Total	70.8%
Portfolio Composition Short Exposure (% of net assets)
Biotechnology	(4.6)%
Aerospace & Defense	(4.5)%
Health Care Equipment & Supplies	(4.4)%
Software	(4.1)%
Semiconductors & Semiconductor Equipment	(3.8)%
Food Products	(3.5)%
Chemicals	(2.9)%
Electronic Equipment, Instruments & Components	(2.8)%
Entertainment	(2.1)%
Specialty Retail	(2.0)%
Hotels, Restaurants & Leisure	(1.9)%
Insurance	(1.8)%
Energy Equipment & Services	(1.7)%
Other	(18.4)%
Total	(58.5)%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2019.
The beginning of the period is September 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 911.10	$ 907.80	$ 910.00	$ 912.30	$ 912.20
Expenses Incurred During the Period	$ 4.74	$ 8.28	$ 5.92	$ 3.27	$ 3.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.12	$1,018.60	$1,021.37	$1,021.08
Expenses Incurred During the Period	$ 5.01	$ 8.75	$ 6.26	$ 3.46	$ 3.76
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, 0.69% and 0.75% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Large Cap Core Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 900.10	$ 896.50	$ 901.60	$ 901.20
Expenses Incurred During the Period	$ 4.62	$ 8.13	$ 3.11	$ 3.44
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.93	$1,016.22	$1,021.52	$1,021.17
Expenses Incurred During the Period	$ 4.91	$ 8.65	$ 3.31	$ 3.66
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.98%, 1.73%, 0.66%, and 0.73% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Large Cap Growth Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 911.80	$ 908.30	$ 913.20	$ 912.70
Expenses Incurred During the Period	$ 4.69	$ 8.23	$ 3.08	$ 3.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.89	$1,016.17	$1,021.57	$1,021.12
Expenses Incurred During the Period	$ 4.96	$ 8.70	$ 3.26	$ 3.71
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.99%, 1.74%, 0.65%, and 0.74% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Equity Long/Short Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 909.80	$ 906.60	$ 910.80
Expenses Incurred During the Period	$ 12.03	$ 15.55	$ 10.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.20	$1,008.48	$1,013.44
Expenses Incurred During the Period	$ 12.67	$ 16.38	$ 11.43
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 2.54%, 3.29%, and 2.29% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 970.10	$ 966.80	$ 971.30
Expenses Incurred During the Period	$ 11.09	$ 14.82	$ 10.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.54	$1,009.72	$1,014.63
Expenses Incurred During the Period	$ 11.33	$ 15.15	$ 10.24
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 2.27%, 3.04%, and 2.05% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Value Fund
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Airlines – 2.8%
36,000	Alaska Air Group Inc.	$2,221,200
88,000	Southwest Airlines Co	4,931,520
59,000	United Continental Holdings Inc., (2)	5,180,790
	Total Airlines	12,333,510
	Auto Components – 1.1%
240,000	Goodyear Tire & Rubber Co/The	4,747,200
	Automobiles – 1.4%
158,000	General Motors Co	6,237,840
	Banks – 1.7%
85,000	Popular Inc.	4,792,300
57,000	Wells Fargo & Co	2,843,730
	Total Banks	7,636,030
	Biotechnology – 2.1%
24,000	Amgen Inc.	4,561,920
14,000	Biogen Inc., (2)	4,592,140
	Total Biotechnology	9,154,060
	Capital Markets – 1.2%
39,000	Ameriprise Financial Inc.	5,133,570
	Chemicals – 2.0%
57,000	LyondellBasell Industries NV	4,874,640
59,000	Westlake Chemical Corp	4,122,330
	Total Chemicals	8,996,970
	Commercial Services & Supplies – 0.9%
82,000	KAR Auction Services Inc.	3,866,300
	Communications Equipment – 2.8%
240,000	Cisco Systems Inc.	12,424,800
	Construction & Engineering – 0.7%
101,000	AECOM, (2)	3,126,960
	Consumer Finance – 2.9%
8,000	Credit Acceptance Corp, (2)	3,518,880
357,000	Navient Corp	4,362,540

Shares	Description (1)	Value
	Consumer Finance (continued)
156,000	Synchrony Financial	$ 5,087,160
	Total Consumer Finance	12,968,580
	Containers & Packaging – 1.1%
107,000	International Paper Co	4,902,740
	Diversified Consumer Services – 1.0%
191,000	H&R Block Inc.	4,612,650
	Diversified Financial Services – 7.6%
470,000	Bank of America Corp	13,667,600
14,000	Berkshire Hathaway Inc., (2)	2,818,200
153,000	Citigroup Inc.	9,788,940
72,000	JPMorgan Chase & Co	7,513,920
	Total Diversified Financial Services	33,788,660
	Diversified Telecommunication Services – 5.4%
380,000	AT&T Inc.	11,825,600
371,000	CenturyLink Inc.	4,893,490
237,026	Frontier Communications Corp	722,929
115,000	Verizon Communications Inc.	6,545,800
	Total Diversified Telecommunication Services	23,987,819
	Electrical Equipment – 2.1%
36,000	Acuity Brands Inc.	4,684,320
54,000	Regal Beloit Corp	4,523,040
	Total Electrical Equipment	9,207,360
	Electronic Equipment, Instruments & Components – 1.1%
172,000	Jabil Inc.	4,884,800
	Entertainment – 3.1%
109,000	Cinemark Holdings Inc.	4,101,670
167,000	Viacom Inc.	4,879,740
887,000	Zynga Inc., (2)	4,630,140
	Total Entertainment	13,611,550
	Food & Staples Retailing – 2.8%
185,000	Kroger Co/The	5,426,050
90,000	Walgreens Boots Alliance Inc.	6,407,100
6,000	Walmart Inc.	593,940
	Total Food & Staples Retailing	12,427,090
	Health Care Providers & Services – 3.5%
4,900	AmerisourceBergen Corp	408,170
93,000	Cardinal Health Inc.	5,053,620
36,000	HCA Inc.	5,005,440

Nuveen Large Cap Value Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Health Care Providers & Services (continued)
42,000	McKesson Corp	$ 5,340,720
	Total Health Care Providers & Services	15,807,950
	Household Durables – 2.0%
150,000	PulteGroup Inc.	4,050,000
35,000	Whirlpool Corp	4,952,850
	Total Household Durables	9,002,850
	Independent Power & Renewable Electricity Producers – 0.6%
162,000	AES Corp/VA	2,791,260
	Insurance – 3.7%
118,000	Aflac Inc.	5,798,520
81,000	Lincoln National Corp	5,064,120
126,000	MetLife Inc.	5,693,940
	Total Insurance	16,556,580
	Internet & Direct Marketing Retail – 1.2%
146,000	eBay Inc.	5,423,900
	IT Services – 1.1%
84,000	Booz Allen Hamilton Holding Corp	4,440,240
2,800	Mastercard Inc.	629,356
	Total IT Services	5,069,596
	Machinery – 3.6%
72,000	AGCO Corp	4,865,760
34,000	Cummins Inc.	5,239,060
80,000	PACCAR Inc.	5,424,000
13,000	Timken Co/The	564,070
	Total Machinery	16,092,890
	Media – 5.1%
281,000	Comcast Corp	10,866,270
151,000	DISH Network Corp, (2)	4,909,010
193,900	Gannett Co Inc.	2,276,386
61,000	Omnicom Group Inc.	4,617,700
	Total Media	22,669,366
	Metals & Mining – 3.3%
87,000	Nucor Corp	5,269,590
51,000	Reliance Steel & Aluminum Co	4,551,750
129,000	Steel Dynamics Inc.	4,814,280
	Total Metals & Mining	14,635,620
	Mortgage Real Estate Investment Trust – 0.5%
128,000	Chimera Investment Corp	2,366,720

Shares	Description (1)	Value
	Multiline Retail – 2.4%
74,000	Kohl's Corp	$4,997,220
79,000	Target Corp	5,738,560
	Total Multiline Retail	10,735,780
	Oil, Gas & Consumable Fuels – 8.6%
298,000	Antero Resources Corp, (2)	2,580,680
102,000	CONSOL Energy Inc., (2)	3,870,900
252,000	EQT Corp	4,566,240
932,000	Extraction Oil & Gas Inc., (2)	3,914,400
32,000	Exxon Mobil Corp	2,528,960
378,000	Gulfport Energy Corp, (2)	2,895,480
91,000	Marathon Petroleum Corp	5,642,910
226,000	Parsley Energy Inc., (2)	4,099,640
435,000	Range Resources Corp	4,654,500
229,000	SM Energy Co	3,741,860
	Total Oil, Gas & Consumable Fuels	38,495,570
	Paper & Forest Products – 1.0%
87,000	Domtar Corp	4,429,170
	Personal Products – 1.0%
82,000	Herbalife Nutrition Ltd	4,600,200
	Pharmaceuticals – 0.8%
10,000	Johnson & Johnson	1,366,400
28,000	Merck & Co Inc.	2,276,120
	Total Pharmaceuticals	3,642,520
	Real Estate Management & Development – 1.1%
95,000	CBRE Group Inc., (2)	4,727,200
	Road & Rail – 3.4%
81,000	CSX Corp	5,886,270
55,000	Genesee & Wyoming Inc., (2)	4,510,000
28,000	Union Pacific Corp	4,695,600
	Total Road & Rail	15,091,870
	Semiconductors & Semiconductor Equipment – 4.3%
167,000	Intel Corp	8,844,320
116,000	Micron Technology Inc., (2)	4,742,080
61,000	NXP Semiconductors NV	5,570,520
	Total Semiconductors & Semiconductor Equipment	19,156,920
	Software – 0.3%
8,000	VMware Inc., (2)	1,374,480

Nuveen Large Cap Value Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Specialty Retail – 3.2%
5,000	AutoZone Inc., (2)	$4,694,850
8,000	Dick's Sporting Goods Inc.	312,480
84,000	Foot Locker Inc.	4,999,680
55,000	Murphy USA Inc., (2)	4,277,350
	Total Specialty Retail	14,284,360
	Technology Hardware, Storage & Peripherals – 2.3%
334,000	Hewlett Packard Enterprise Co	5,470,920
252,000	HP Inc.	4,971,960
	Total Technology Hardware, Storage & Peripherals	10,442,880
	Trading Companies & Distributors – 1.0%
85,000	WESCO International Inc., (2)	4,628,250
	Wireless Telecommunication Services – 1.0%
143,000	Telephone & Data Systems Inc.	4,583,150
	Total Long-Term Investments (cost $427,751,861)	440,657,571

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.8%
	REPURCHASE AGREEMENTS – 0.8%
$ 3,562	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/19, repurchase price $3,562,095, collateralized by $3,670,000 U.S. Treasury Notes, 2.000%, due 12/31/21, value $3,634,801	1.200%	3/01/19	$ 3,561,976
	Total Short-Term Investments (cost $3,561,976)			3,561,976
	Total Investments (cost $431,313,837) – 99.6%			444,219,547
	Other Assets Less Liabilities – 0.4%			1,872,228
	Net Assets – 100%			$ 446,091,775
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Large Cap Core Fund
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 99.7%
	Airlines – 2.8%
91,000	Alaska Air Group Inc.	$5,614,700
206,000	Southwest Airlines Co	11,544,240
123,000	United Continental Holdings Inc., (2)	10,800,630
	Total Airlines	27,959,570
	Auto Components – 1.0%
524,000	Goodyear Tire & Rubber Co/The	10,364,720
	Automobiles – 1.2%
304,000	General Motors Co	12,001,920
	Biotechnology – 4.8%
183,000	AbbVie Inc.	14,500,920
48,000	Amgen Inc.	9,123,840
39,000	Biogen Inc., (2)	12,792,390
130,000	Celgene Corp, (2)	10,805,600
	Total Biotechnology	47,222,750
	Capital Markets – 1.3%
34,000	Evercore Inc.	3,131,400
133,000	LPL Financial Holdings Inc.	10,029,530
	Total Capital Markets	13,160,930
	Chemicals – 2.0%
123,000	LyondellBasell Industries NV	10,518,960
130,000	Westlake Chemical Corp	9,083,100
	Total Chemicals	19,602,060
	Commercial Services & Supplies – 0.9%
186,000	KAR Auction Services Inc.	8,769,900
	Communications Equipment – 1.5%
278,000	Cisco Systems Inc.	14,392,060
	Construction & Engineering – 0.3%
99,000	Arcosa Inc.	3,315,510
	Consumer Finance – 0.9%
2,000	Credit Acceptance Corp, (2)	879,720
626,000	Navient Corp	7,649,720
	Total Consumer Finance	8,529,440

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Diversified Consumer Services – 1.0%
419,000	H&R Block Inc.	$ 10,118,850
	Diversified Financial Services – 3.7%
392,000	Bank of America Corp	11,399,360
29,000	Berkshire Hathaway Inc., (2)	5,837,700
231,000	Citigroup Inc.	14,779,380
39,000	JPMorgan Chase & Co	4,070,040
	Total Diversified Financial Services	36,086,480
	Diversified Telecommunication Services – 1.6%
205,000	AT&T Inc.	6,379,600
677,000	CenturyLink Inc.	8,929,630
	Total Diversified Telecommunication Services	15,309,230
	Electrical Equipment – 2.0%
75,000	Acuity Brands Inc.	9,759,000
120,000	Regal Beloit Corp	10,051,200
	Total Electrical Equipment	19,810,200
	Electronic Equipment, Instruments & Components – 1.1%
375,000	Jabil Inc.	10,650,000
	Entertainment – 2.0%
307,000	Viacom Inc.	8,970,540
2,028,000	Zynga Inc., (2)	10,586,160
	Total Entertainment	19,556,700
	Food & Staples Retailing – 2.3%
381,000	Kroger Co/The	11,174,730
168,000	Walgreens Boots Alliance Inc.	11,959,920
	Total Food & Staples Retailing	23,134,650
	Health Care Providers & Services – 7.2%
129,000	AmerisourceBergen Corp	10,745,700
197,000	Cardinal Health Inc.	10,704,980
144,000	Encompass Health Corp	9,092,160
81,000	HCA Inc.	11,262,240
86,000	McKesson Corp	10,935,760
74,000	UnitedHealth Group Inc.	17,924,280
	Total Health Care Providers & Services	70,665,120
	Hotels, Restaurants & Leisure – 1.4%
193,000	Starbucks Corp	13,560,180
	Household Durables – 0.3%
24,000	Whirlpool Corp	3,396,240

Shares	Description (1)	Value
	Insurance – 2.1%
158,000	Lincoln National Corp	$9,878,160
235,000	MetLife Inc.	10,619,650
	Total Insurance	20,497,810
	Interactive Media & Services – 4.2%
14,000	Alphabet Inc., (2)	15,771,700
34,000	Facebook Inc., (2)	5,489,300
49,000	IAC/InterActiveCorp	10,439,450
191,000	TripAdvisor Inc., (2)	10,155,470
	Total Interactive Media & Services	41,855,920
	Internet & Direct Marketing Retail – 3.6%
10,000	Amazon.com Inc., (2)	16,398,300
247,000	eBay Inc.	9,176,050
84,000	Expedia Group Inc.	10,358,040
	Total Internet & Direct Marketing Retail	35,932,390
	IT Services – 3.8%
193,000	Booz Allen Hamilton Holding Corp	10,201,980
92,000	Broadridge Financial Solutions Inc.	9,315,000
79,000	Mastercard Inc.	17,756,830
	Total IT Services	37,273,810
	Machinery – 4.3%
158,000	AGCO Corp	10,677,640
210,000	Allison Transmission Holdings Inc.	10,437,000
71,000	Cummins Inc.	10,940,390
128,000	PACCAR Inc.	8,678,400
42,000	Timken Co/The	1,822,380
	Total Machinery	42,555,810
	Media – 3.6%
162,000	AMC Networks Inc., (2)	10,645,020
438,000	Comcast Corp	16,937,460
218,000	Gannett Co Inc.	2,559,320
69,000	Omnicom Group Inc.	5,223,300
	Total Media	35,365,100
	Metals & Mining – 2.1%
177,000	Nucor Corp	10,720,890
281,000	Steel Dynamics Inc.	10,486,920
	Total Metals & Mining	21,207,810
	Mortgage Real Estate Investment Trust – 0.3%
135,000	Chimera Investment Corp	2,496,150

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Multiline Retail – 2.7%
157,000	Kohl's Corp	$10,602,210
137,000	Nordstrom Inc.	6,477,360
130,000	Target Corp	9,443,200
	Total Multiline Retail	26,522,770
	Oil, Gas & Consumable Fuels – 6.9%
145,000	CONSOL Energy Inc., (2)	5,502,750
551,000	EQT Corp	9,984,120
1,872,000	Extraction Oil & Gas Inc., (2)	7,862,400
40,000	Exxon Mobil Corp	3,161,200
523,000	Gulfport Energy Corp, (2)	4,006,180
170,000	Marathon Petroleum Corp	10,541,700
481,000	Parsley Energy Inc., (2)	8,725,340
977,000	Range Resources Corp	10,453,900
457,000	SM Energy Co	7,467,380
	Total Oil, Gas & Consumable Fuels	67,704,970
	Paper & Forest Products – 0.7%
134,000	Domtar Corp	6,821,940
	Personal Products – 1.0%
181,000	Herbalife Nutrition Ltd	10,154,100
	Pharmaceuticals – 0.4%
31,000	Johnson & Johnson	4,235,840
	Real Estate Management & Development – 1.1%
211,000	CBRE Group Inc., (2)	10,499,360
	Road & Rail – 2.4%
122,000	Genesee & Wyoming Inc., (2)	10,004,000
83,000	Union Pacific Corp	13,919,100
	Total Road & Rail	23,923,100
	Semiconductors & Semiconductor Equipment – 3.3%
47,000	Lam Research Corp	8,276,230
283,000	Micron Technology Inc., (2)	11,569,040
123,000	NXP Semiconductors NV	11,232,360
93,000	ON Semiconductor Corp, (2)	1,997,640
	Total Semiconductors & Semiconductor Equipment	33,075,270
	Software – 4.3%
91,000	Citrix Systems Inc.	9,600,500
201,000	Microsoft Corp	22,518,030
62,000	VMware Inc., (2)	10,652,220
	Total Software	42,770,750

Shares	Description (1)	Value
	Specialty Retail – 5.8%
12,000	AutoZone Inc., (2)	$11,267,640
53,000	Burlington Stores Inc., (2)	8,996,220
181,000	Foot Locker Inc.	10,773,120
88,000	Murphy USA Inc., (2)	6,843,760
113,000	Ross Stores Inc.	10,715,790
160,000	TJX Cos Inc/The	8,206,400
	Total Specialty Retail	56,802,930
	Technology Hardware, Storage & Peripherals – 3.9%
125,000	Apple Inc.	21,643,750
420,000	Hewlett Packard Enterprise Co	6,879,600
383,000	HP Inc.	7,556,590
34,000	NetApp Inc.	2,216,800
	Total Technology Hardware, Storage & Peripherals	38,296,740
	Tobacco – 1.5%
276,000	Altria Group Inc.	14,465,160
	Trading Companies & Distributors – 1.0%
187,000	WESCO International Inc., (2)	10,182,150
	Wireless Telecommunication Services – 1.4%
316,000	Telephone & Data Systems Inc.	10,127,800
88,000	United States Cellular Corp, (2)	4,108,720
	Total Wireless Telecommunication Services	14,236,520
	Total Long-Term Investments (cost $926,687,073)	984,482,910

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.2%
	REPURCHASE AGREEMENTS – 0.2%
$ 2,142	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/19, repurchase price $2,141,818, collateralized by $2,165,000 U.S. Treasury Notes, 2.625%, due 12/15/21, value $2,184,847	1.200%	3/01/19	$ 2,141,747
	Total Short-Term Investments (cost $2,141,747)			2,141,747
	Total Investments (cost $928,828,820) – 99.9%			986,624,657
	Other Assets Less Liabilities – 0.1%			990,210
	Net Assets – 100%			$ 987,614,867
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Large Cap Growth Fund
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 99.2%
	Aerospace & Defense – 0.7%
6,000	Boeing Co/The	$ 2,639,760
	Airlines – 1.2%
77,000	Southwest Airlines Co	4,315,080
	Biotechnology – 7.6%
88,000	AbbVie Inc.	6,973,120
35,000	Amgen Inc.	6,652,800
17,000	Biogen Inc., (2)	5,576,170
62,000	Celgene Corp, (2)	5,153,440
41,000	Gilead Sciences Inc.	2,665,820
	Total Biotechnology	27,021,350
	Building Products – 1.0%
51,000	Armstrong World Industries Inc.	3,732,180
	Capital Markets – 3.3%
29,000	Ameriprise Financial Inc.	3,817,270
40,000	Evercore Inc.	3,684,000
50,000	LPL Financial Holdings Inc.	3,770,500
11,000	TD Ameritrade Holding Corp	619,630
	Total Capital Markets	11,891,400
	Chemicals – 2.0%
46,000	LyondellBasell Industries NV	3,933,920
45,000	Westlake Chemical Corp	3,144,150
	Total Chemicals	7,078,070
	Commercial Services & Supplies – 1.0%
73,000	KAR Auction Services Inc.	3,441,950
	Consumer Finance – 1.1%
9,000	Credit Acceptance Corp, (2)	3,958,740
	Containers & Packaging – 1.0%
80,000	International Paper Co	3,665,600
	Diversified Consumer Services – 1.0%
153,000	H&R Block Inc.	3,694,950

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 0.2%
26,000	Jabil Inc.	$ 738,400
	Food & Staples Retailing – 1.7%
94,000	Kroger Co/The	2,757,020
47,000	Walgreens Boots Alliance Inc.	3,345,930
	Total Food & Staples Retailing	6,102,950
	Health Care Providers & Services – 7.2%
47,000	AmerisourceBergen Corp	3,915,100
7,551	Cardinal Health Inc.	410,321
56,000	Encompass Health Corp	3,535,840
31,000	HCA Inc.	4,310,240
29,000	McKesson Corp	3,687,640
41,000	UnitedHealth Group Inc.	9,931,020
	Total Health Care Providers & Services	25,790,161
	Hotels, Restaurants & Leisure – 3.4%
37,000	Hyatt Hotels Corp	2,692,490
85,000	Starbucks Corp	5,972,100
207,000	Wendy's Co/The	3,587,310
	Total Hotels, Restaurants & Leisure	12,251,900
	Household Durables – 0.7%
89,000	PulteGroup Inc.	2,403,000
	Industrial Conglomerates – 0.5%
11,344	Honeywell International Inc.	1,747,770
	Interactive Media & Services – 7.6%
11,000	Alphabet Inc., (2)	12,392,050
22,000	Facebook Inc., (2)	3,551,900
19,000	IAC/InterActiveCorp	4,047,950
64,000	Match Group Inc., (2)	3,544,320
70,000	TripAdvisor Inc., (2)	3,721,900
	Total Interactive Media & Services	27,258,120
	Internet & Direct Marketing Retail – 5.4%
7,000	Amazon.com Inc., (2)	11,478,810
106,000	eBay Inc.	3,937,900
32,000	Expedia Group Inc.	3,945,920
	Total Internet & Direct Marketing Retail	19,362,630
	IT Services – 4.7%
73,000	Booz Allen Hamilton Holding Corp	3,858,780
38,000	Broadridge Financial Solutions Inc.	3,847,500
41,000	Mastercard Inc.	9,215,570
	Total IT Services	16,921,850

Nuveen Large Cap Growth Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Machinery – 2.2%
79,000	Allison Transmission Holdings Inc.	$3,926,300
26,000	Cummins Inc.	4,006,340
	Total Machinery	7,932,640
	Media – 3.3%
60,000	AMC Networks Inc., (2)	3,942,600
98,000	Comcast Corp	3,789,660
53,000	Omnicom Group Inc.	4,012,100
	Total Media	11,744,360
	Metals & Mining – 1.1%
101,000	Steel Dynamics Inc.	3,769,320
	Multiline Retail – 1.3%
12,600	Kohl's Corp	850,878
73,000	Nordstrom Inc.	3,451,440
7,000	Target Corp	508,480
	Total Multiline Retail	4,810,798
	Oil, Gas & Consumable Fuels – 2.5%
285,000	Antero Resources Corp, (2)	2,468,100
55,000	EQT Corp	996,600
245,000	Gulfport Energy Corp, (2)	1,876,700
200,000	Parsley Energy Inc., (2)	3,628,000
	Total Oil, Gas & Consumable Fuels	8,969,400
	Personal Products – 1.0%
64,000	Herbalife Nutrition Ltd	3,590,400
	Pharmaceuticals – 1.1%
27,000	Jazz Pharmaceuticals PLC, (2)	3,780,810
	Real Estate Management & Development – 1.1%
77,000	CBRE Group Inc., (2)	3,831,520
	Road & Rail – 4.3%
60,000	CSX Corp	4,360,200
46,000	Genesee & Wyoming Inc., (2)	3,772,000
42,000	Union Pacific Corp	7,043,400
	Total Road & Rail	15,175,600
	Semiconductors & Semiconductor Equipment – 4.1%
111,000	Micron Technology Inc., (2)	4,537,680
39,000	NXP Semiconductors NV	3,561,480
177,000	ON Semiconductor Corp, (2)	3,801,960
53,000	Versum Materials Inc.	2,597,000
	Total Semiconductors & Semiconductor Equipment	14,498,120

Shares	Description (1)	Value
	Software – 8.6%
22,000	Cadence Design Systems Inc., (2)	$1,259,500
37,000	Citrix Systems Inc.	3,903,500
5,000	Fair Isaac Corp	1,239,100
21,000	Intuit Inc.	5,189,730
135,000	Microsoft Corp	15,124,050
24,000	VMware Inc., (2)	4,123,440
	Total Software	30,839,320
	Specialty Retail – 9.1%
24,000	Advance Auto Parts Inc.	3,882,720
5,000	AutoZone Inc., (2)	4,694,850
23,000	Burlington Stores Inc., (2)	3,904,020
33,000	Foot Locker Inc.	1,964,160
2,000	O'Reilly Automotive Inc., (2)	743,920
48,000	Ross Stores Inc.	4,551,840
103,000	TJX Cos Inc/The	5,282,870
41,000	Tractor Supply Co	3,909,350
64,000	Williams-Sonoma Inc.	3,722,240
	Total Specialty Retail	32,655,970
	Technology Hardware, Storage & Peripherals – 6.4%
97,000	Apple Inc.	16,795,550
60,000	NetApp Inc.	3,912,000
40,000	Western Digital Corp	2,012,000
	Total Technology Hardware, Storage & Peripherals	22,719,550
	Tobacco – 1.8%
120,000	Altria Group Inc.	6,289,200
	Total Long-Term Investments (cost $287,420,543)	354,622,869

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.7%
	REPURCHASE AGREEMENTS – 0.7%
$ 2,476	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/19, repurchase price $2,475,739, collateralized by $2,505,000 U.S. Treasury Notes, 2.625%, due 12/15/21, value $2,527,963	1.200%	3/01/19	$ 2,475,656
	Total Short-Term Investments (cost $2,475,656)			2,475,656
	Total Investments (cost $289,896,199) – 99.9%			357,098,525
	Other Assets Less Liabilities – 0.1%			195,642
	Net Assets – 100%			$ 357,294,167

Nuveen Large Cap Growth Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Equity Long/Short Fund
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 138.8%
	COMMON STOCKS – 138.8%
	Aerospace & Defense – 1.5%
13,000	Boeing Co/The	$ 5,719,480
	Airlines – 3.5%
68,000	Alaska Air Group Inc.	4,195,600
85,000	Southwest Airlines Co	4,763,400
52,000	United Continental Holdings Inc., (2)	4,566,120
	Total Airlines	13,525,120
	Auto Components – 0.9%
172,000	Goodyear Tire & Rubber Co/The	3,402,160
	Automobiles – 1.2%
114,000	General Motors Co	4,500,720
	Banks – 1.1%
85,000	CIT Group Inc.	4,332,450
	Beverages – 1.1%
72,000	Molson Coors Brewing Co	4,439,520
	Biotechnology – 6.6%
71,000	AbbVie Inc.	5,626,040
29,000	Amgen Inc.	5,512,320
15,000	Biogen Inc., (2)	4,920,150
56,000	Celgene Corp, (2)	4,654,720
79,000	Gilead Sciences Inc.	5,136,580
	Total Biotechnology	25,849,810
	Building Products – 1.1%
58,000	Armstrong World Industries Inc.	4,244,440
	Capital Markets – 3.4%
48,000	Evercore Inc.	4,420,800
58,000	LPL Financial Holdings Inc.	4,373,780
53,000	Raymond James Financial Inc.	4,376,740
	Total Capital Markets	13,171,320
	Chemicals – 3.3%
53,000	LyondellBasell Industries NV	4,532,560
161,000	Olin Corp	4,163,460

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Chemicals (continued)
57,000	Westlake Chemical Corp	$ 3,982,590
	Total Chemicals	12,678,610
	Commercial Services & Supplies – 2.1%
61,000	Clean Harbors Inc., (2)	4,148,000
83,000	KAR Auction Services Inc.	3,913,450
	Total Commercial Services & Supplies	8,061,450
	Communications Equipment – 1.8%
133,000	Cisco Systems Inc.	6,885,410
	Consumer Finance – 0.7%
227,000	Navient Corp	2,773,940
	Containers & Packaging – 0.8%
56,000	Ball Corp	3,067,680
	Diversified Consumer Services – 1.0%
168,000	H&R Block Inc.	4,057,200
	Diversified Financial Services – 4.6%
251,000	Bank of America Corp	7,299,080
94,000	Citigroup Inc.	6,014,120
44,000	JPMorgan Chase & Co	4,591,840
	Total Diversified Financial Services	17,905,040
	Diversified Telecommunication Services – 0.9%
257,000	CenturyLink Inc.	3,389,830
	Electrical Equipment – 2.2%
35,000	Acuity Brands Inc.	4,554,200
47,000	Regal Beloit Corp	3,936,720
	Total Electrical Equipment	8,490,920
	Electronic Equipment, Instruments & Components – 1.0%
136,500	Jabil Inc.	3,876,600
	Entertainment – 3.3%
118,000	Cinemark Holdings Inc.	4,440,340
150,000	Viacom Inc.	4,383,000
790,000	Zynga Inc., (2)	4,123,800
	Total Entertainment	12,947,140
	Equity Real Estate Investment Trust – 1.1%
244,000	Medical Properties Trust Inc.	4,448,120
	Food & Staples Retailing – 2.5%
162,000	Kroger Co/The	4,751,460

Shares	Description (1)	Value
	Food & Staples Retailing (continued)
68,000	Walgreens Boots Alliance Inc.	$ 4,840,920
	Total Food & Staples Retailing	9,592,380
	Food Products – 1.0%
39,000	Post Holdings Inc., (2)	3,973,320
	Health Care Providers & Services – 9.3%
82,000	Cardinal Health Inc.	4,455,880
72,000	Centene Corp, (2)	4,384,080
66,000	CVS Health Corp	3,816,780
60,000	Encompass Health Corp	3,788,400
35,000	HCA Inc.	4,866,400
35,000	McKesson Corp	4,450,600
107,000	Premier Inc., (2)	3,914,060
27,000	UnitedHealth Group Inc.	6,539,940
	Total Health Care Providers & Services	36,216,140
	Hotels, Restaurants & Leisure – 3.2%
59,000	Hyatt Hotels Corp	4,293,430
74,000	Starbucks Corp	5,199,240
171,000	Wendy's Co/The	2,963,430
	Total Hotels, Restaurants & Leisure	12,456,100
	Household Durables – 1.0%
140,000	PulteGroup Inc.	3,780,000
	Independent Power & Renewable Electricity Producers – 2.2%
263,000	AES Corp/VA	4,531,490
95,000	NRG Energy Inc.	3,959,600
	Total Independent Power & Renewable Electricity Producers	8,491,090
	Industrial Conglomerates – 1.3%
34,000	Honeywell International Inc.	5,238,380
	Insurance – 1.1%
69,000	Lincoln National Corp	4,313,880
	Interactive Media & Services – 3.3%
2,750	Alphabet Inc., (2)	3,098,012
6,000	Facebook Inc., (2)	968,700
21,000	IAC/InterActiveCorp	4,474,050
78,000	TripAdvisor Inc., (2)	4,147,260
	Total Interactive Media & Services	12,688,022
	Internet & Direct Marketing Retail – 3.1%
1,900	Amazon.com Inc., (2)	3,115,677
125,000	eBay Inc.	4,643,750

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Internet & Direct Marketing Retail (continued)
36,000	Expedia Group Inc.	$ 4,439,160
	Total Internet & Direct Marketing Retail	12,198,587
	IT Services – 4.0%
84,000	Booz Allen Hamilton Holding Corp	4,440,240
43,000	Broadridge Financial Solutions Inc.	4,353,750
30,000	Mastercard Inc.	6,743,100
	Total IT Services	15,537,090
	Machinery – 5.5%
64,000	AGCO Corp	4,325,120
89,000	Allison Transmission Holdings Inc.	4,423,300
30,000	Cummins Inc.	4,622,700
50,000	Oshkosh Corp	3,890,500
60,000	PACCAR Inc.	4,068,000
	Total Machinery	21,329,620
	Media – 5.6%
70,000	AMC Networks Inc., (2)	4,599,700
164,000	Comcast Corp	6,341,880
143,000	Discovery Inc., (2)	4,132,700
69,000	DISH Network Corp, (2)	2,243,190
59,000	Omnicom Group Inc.	4,466,300
	Total Media	21,783,770
	Metals & Mining – 2.4%
76,000	Nucor Corp	4,603,320
122,000	Steel Dynamics Inc.	4,553,040
	Total Metals & Mining	9,156,360
	Multiline Retail – 2.4%
68,000	Kohl's Corp	4,592,040
64,000	Target Corp	4,648,960
	Total Multiline Retail	9,241,000
	Oil, Gas & Consumable Fuels – 8.0%
1,015,000	Chesapeake Energy Corp	3,004,400
26,000	CONSOL Energy Inc., (2)	986,700
211,000	EQT Corp	3,823,320
697,000	Extraction Oil & Gas Inc., (2)	2,927,400
145,000	Gulfport Energy Corp, (2)	1,110,700
74,000	Marathon Petroleum Corp	4,588,740
220,000	Parsley Energy Inc., (2)	3,990,800
372,000	Range Resources Corp	3,980,400
213,000	SM Energy Co	3,480,420

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
132,000	Whiting Petroleum Corp, (2)	$ 3,216,840
	Total Oil, Gas & Consumable Fuels	31,109,720
	Paper & Forest Products – 1.1%
83,000	Domtar Corp	4,225,530
	Personal Products – 1.1%
77,000	Herbalife Nutrition Ltd	4,319,700
	Pharmaceuticals – 1.7%
82,000	Merck & Co Inc.	6,665,780
	Professional Services – 1.1%
61,000	Robert Half International Inc.	4,159,590
	Real Estate Management & Development – 2.3%
90,000	CBRE Group Inc., (2)	4,478,400
27,000	Jones Lang LaSalle Inc.	4,458,240
	Total Real Estate Management & Development	8,936,640
	Road & Rail – 5.1%
68,000	CSX Corp	4,941,560
56,000	Genesee & Wyoming Inc., (2)	4,592,000
26,500	Norfolk Southern Corp	4,751,450
33,000	Union Pacific Corp	5,534,100
	Total Road & Rail	19,819,110
	Semiconductors & Semiconductor Equipment – 4.3%
25,000	Lam Research Corp	4,402,250
92,000	Micron Technology Inc., (2)	3,760,960
50,000	NXP Semiconductors NV	4,566,000
81,000	Versum Materials Inc.	3,969,000
	Total Semiconductors & Semiconductor Equipment	16,698,210
	Software – 7.5%
44,000	Citrix Systems Inc.	4,642,000
18,000	Intuit Inc.	4,448,340
98,000	Microsoft Corp	10,978,940
25,000	Red Hat Inc., (2)	4,565,000
27,000	VMware Inc., (2)	4,638,870
	Total Software	29,273,150
	Specialty Retail – 8.5%
27,000	Advance Auto Parts Inc.	4,368,060
4,500	AutoZone Inc., (2)	4,225,365
23,500	Burlington Stores Inc., (2)	3,988,890
77,000	Foot Locker Inc.	4,583,040

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Specialty Retail (continued)
34,000	Murphy USA Inc., (2)	$2,644,180
41,000	Ross Stores Inc.	3,888,030
98,000	TJX Cos Inc/The	5,026,420
47,000	Tractor Supply Co	4,481,450
	Total Specialty Retail	33,205,435
	Technology Hardware, Storage & Peripherals – 4.5%
61,000	Apple Inc.	10,562,150
205,000	HP Inc.	4,044,650
47,000	NetApp Inc.	3,064,400
	Total Technology Hardware, Storage & Peripherals	17,671,200
	Tobacco – 1.5%
109,000	Altria Group Inc.	5,712,690
	Wireless Telecommunication Services – 1.0%
121,000	Telephone & Data Systems Inc.	3,878,050
	Total Long-Term Investments (cost $518,438,389)	539,437,504

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.7%
	REPURCHASE AGREEMENTS – 7.7%
$ 29,842	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/19, repurchase price $29,842,786, collateralized by $30,735,000 U.S. Treasury Notes, 2.000%, due 12/31/21, value $30,440,221	1.200%	3/01/19	$ 29,841,791
	Total Short-Term Investments (cost $29,841,791)			29,841,791
	Total Investments (cost $548,280,180) – 146.5%			569,279,295

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (67.1)% (3)
	Aerospace & Defense – (3.5)%
(54,000)	BWX Technologies Inc.	$(2,826,900)
(17,000)	Harris Corp	(2,803,810)
(26,000)	HEICO Corp	(2,436,980)
(9,000)	Lockheed Martin Corp	(2,784,690)
(9,000)	Northrop Grumman Corp	(2,609,640)
	Total Aerospace & Defense	(13,462,020)
	Air Freight & Logistics – (0.7)%
(25,000)	United Parcel Service Inc.	(2,755,000)
	Beverages – (0.8)%
(61,000)	Brown-Forman Corp	(3,018,890)

Shares	Description (1)	Value
	Biotechnology – (4.3)%
(47,000)	Agios Pharmaceuticals Inc., (2)	$(3,048,890)
(35,000)	Alnylam Pharmaceuticals Inc., (2)	(2,975,000)
(17,000)	BioMarin Pharmaceutical Inc., (2)	(1,585,420)
(18,000)	Bluebird Bio Inc., (2)	(2,793,960)
(111,000)	Intrexon Corp, (2)	(884,670)
(19,000)	SAGE Therapeutics Inc., (2)	(3,025,750)
(18,000)	Sarepta Therapeutics Inc., (2)	(2,596,320)
	Total Biotechnology	(16,910,010)
	Building Products – (0.6)%
(92,000)	Resideo Technologies Inc., (2)	(2,364,400)
	Chemicals – (2.9)%
(31,000)	Albemarle Corp	(2,829,990)
(32,000)	FMC Corp	(2,864,000)
(21,000)	International Flavors & Fragrances Inc.	(2,677,500)
(36,000)	WR Grace & Co	(2,796,120)
	Total Chemicals	(11,167,610)
	Commercial Services & Supplies – (0.6)%
(52,000)	Stericycle Inc., (2)	(2,318,160)
	Containers & Packaging – (1.4)%
(27,000)	AptarGroup Inc.	(2,746,710)
(233,000)	Graphic Packaging Holding Co	(2,837,940)
	Total Containers & Packaging	(5,584,650)
	Distributors – (0.7)%
(102,000)	LKQ Corp, (2)	(2,825,400)
	Electric Utilities – (0.8)%
(42,000)	Eversource Energy	(2,932,020)
	Electronic Equipment, Instruments & Components – (2.8)%
(53,000)	Cognex Corp	(2,830,200)
(19,000)	Coherent Inc., (2)	(2,528,520)
(16,000)	IPG Photonics Corp, (2)	(2,480,480)
(75,000)	Trimble Inc., (2)	(3,000,750)
	Total Electronic Equipment, Instruments & Components	(10,839,950)
	Energy Equipment & Services – (2.2)%
(56,000)	Apergy Corp, (2)	(2,350,880)
(72,000)	Halliburton Co	(2,209,680)
(691,000)	Nabors Industries Ltd	(2,238,840)
(2,915,000)	Weatherford International PLC, (2)	(1,881,924)
	Total Energy Equipment & Services	(8,681,324)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Entertainment – (1.9)%
(65,000)	Activision Blizzard Inc.	$(2,739,100)
(86,000)	Liberty Media Corp-Liberty Formula One, (2)	(2,676,320)
(29,000)	Lions Gate Entertainment Corp	(448,050)
(4,000)	Netflix Inc., (2)	(1,432,400)
	Total Entertainment	(7,295,870)
	Equity Real Estate Investment Trust – (1.4)%
(62,000)	Macerich Co/The	(2,703,200)
(107,000)	Weyerhaeuser Co	(2,663,230)
	Total Equity Real Estate Investment Trust	(5,366,430)
	Food Products – (4.5)%
(66,000)	Archer-Daniels-Midland Co	(2,805,000)
(52,000)	Bunge Ltd	(2,760,160)
(129,000)	Conagra Brands Inc.	(3,014,730)
(167,000)	Hain Celestial Group Inc/The, (2)	(3,284,890)
(65,000)	Hormel Foods Corp	(2,818,400)
(81,000)	Kraft Heinz Company	(2,688,390)
	Total Food Products	(17,371,570)
	Health Care Equipment & Supplies – (4.4)%
(11,000)	Align Technology Inc., (2)	(2,848,670)
(11,000)	Becton Dickinson and Co	(2,736,690)
(4,500)	Cooper Cos Inc/The	(1,286,955)
(64,000)	DENTSPLY SIRONA Inc.	(2,672,640)
(22,000)	Insulet Corp, (2)	(2,066,020)
(19,000)	Penumbra Inc., (2)	(2,539,730)
(10,500)	Teleflex Inc.	(3,043,320)
	Total Health Care Equipment & Supplies	(17,194,025)
	Hotels, Restaurants & Leisure – (3.4)%
(89,000)	Aramark	(2,696,700)
(308,000)	Caesars Entertainment Corp, (2)	(2,654,960)
(34,000)	Choice Hotels International Inc.	(2,714,560)
(131,000)	International Game Technology PLC	(2,259,750)
(22,000)	Wynn Resorts Ltd	(2,783,880)
	Total Hotels, Restaurants & Leisure	(13,109,850)
	Household Durables – (0.7)%
(21,000)	Mohawk Industries Inc., (2)	(2,858,520)
	Household Products – (0.7)%
(51,000)	Spectrum Brands Holdings Inc.	(2,762,670)
	Industrial Conglomerates – (0.6)%
(215,000)	General Electric Co	(2,233,850)

Shares	Description (1)	Value
	Insurance – (1.4)%
(67,000)	American International Group Inc.	$(2,894,400)
(66,000)	Brighthouse Financial Inc., (2)	(2,555,520)
	Total Insurance	(5,449,920)
	Interactive Media & Services – (0.6)%
(60,000)	Zillow Group Inc., (2)	(2,508,000)
	Internet & Direct Marketing Retail – (0.7)%
(34,000)	GrubHub Inc., (2)	(2,773,720)
	IT Services – (0.8)%
(31,000)	Worldpay Inc., (2)	(2,969,800)
	Leisure Products – (1.4)%
(30,000)	Hasbro Inc.	(2,547,000)
(198,000)	Mattel Inc.	(2,855,160)
	Total Leisure Products	(5,402,160)
	Machinery – (1.5)%
(33,000)	Fortive Corp	(2,691,810)
(1,503)	Wabtec Corp	(110,110)
(183,000)	Welbilt Inc., (2)	(2,922,510)
	Total Machinery	(5,724,430)
	Marine – (0.7)%
(36,000)	Kirby Corp, (2)	(2,671,920)
	Media – (0.7)%
(51,000)	GCI Liberty Inc., (2)	(2,730,540)
	Multi-Utilities – (2.2)%
(35,000)	Consolidated Edison Inc.	(2,885,750)
(102,000)	NiSource Inc.	(2,751,960)
(24,000)	Sempra Energy	(2,890,560)
	Total Multi-Utilities	(8,528,270)
	Oil, Gas & Consumable Fuels – (1.2)%
(23,000)	Diamondback Energy Inc.	(2,367,390)
(34,000)	ONEOK Inc.	(2,184,840)
	Total Oil, Gas & Consumable Fuels	(4,552,230)
	Personal Products – (0.7)%
(249,000)	Coty Inc.	(2,739,000)
	Pharmaceuticals – (0.7)%
(64,000)	Catalent Inc., (2)	(2,766,080)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Professional Services – (2.0)%
(5,000)	CoStar Group Inc., (2)	$(2,287,650)
(25,000)	Equifax Inc.	(2,737,750)
(44,000)	TransUnion	(2,840,640)
	Total Professional Services	(7,866,040)
	Road & Rail – (0.7)%
(45,000)	Ryder System Inc.	(2,797,200)
	Semiconductors & Semiconductor Equipment – (3.6)%
(57,000)	First Solar Inc., (2)	(2,995,350)
(145,000)	Marvell Technology Group Ltd	(2,892,750)
(30,000)	Microchip Technology Inc.	(2,606,100)
(20,000)	Monolithic Power Systems Inc.	(2,682,200)
(20,000)	Universal Display Corp	(2,984,800)
	Total Semiconductors & Semiconductor Equipment	(14,161,200)
	Software – (4.4)%
(41,000)	2U Inc., (2)	(3,021,700)
(158,000)	FireEye Inc., (2)	(2,648,080)
(53,000)	Nutanix Inc., (2)	(2,654,770)
(45,000)	Pegasystems Inc.	(2,956,950)
(22,000)	Proofpoint Inc., (2)	(2,597,980)
(50,000)	RealPage Inc., (2)	(3,060,500)
	Total Software	(16,939,980)
	Specialty Retail – (1.5)%
(78,000)	Floor & Decor Holdings Inc., (2)	(2,900,040)
(30,000)	Tiffany & Co	(2,851,200)
	Total Specialty Retail	(5,751,240)
	Technology Hardware, Storage & Peripherals – (0.8)%
(145,000)	Pure Storage Inc., (2)	(2,969,600)
	Textiles, Apparel & Luxury Goods – (0.7)%
(30,000)	Carter's Inc.	(2,923,200)
	Trading Companies & Distributors – (0.7)%
(19,000)	Watsco Inc.	(2,733,910)
	Water Utilities – (1.2)%
(17,000)	American Water Works Co Inc.	(1,727,540)
(81,000)	Aqua America Inc.	(2,911,140)
	Total Water Utilities	(4,638,680)
	Total Common Stocks Sold Short (proceeds $268,041,332)	(260,649,339)
	Other Assets Less Liabilities – 20.6%	80,005,439
	Net Assets – 100%	$ 388,635,395

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $284,866,073 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Nuveen Equity Market Neutral Fund
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 70.8%
	COMMON STOCKS – 70.8%
	Airlines – 3.1%
98,000	Alaska Air Group Inc.	$6,046,600
147,000	Southwest Airlines Co	8,237,880
89,000	United Continental Holdings Inc., (2)	7,815,090
	Total Airlines	22,099,570
	Auto Components – 0.9%
341,000	Goodyear Tire & Rubber Co/The	6,744,980
	Automobiles – 1.0%
183,000	General Motors Co	7,224,840
	Biotechnology – 2.8%
91,000	AbbVie Inc.	7,210,840
24,000	Biogen Inc., (2)	7,872,240
63,000	Celgene Corp, (2)	5,236,560
	Total Biotechnology	20,319,640
	Building Products – 0.5%
52,000	Armstrong World Industries Inc.	3,805,360
	Capital Markets – 1.1%
102,000	LPL Financial Holdings Inc.	7,691,820
	Chemicals – 1.9%
81,000	LyondellBasell Industries NV	6,927,120
98,000	Westlake Chemical Corp	6,847,260
	Total Chemicals	13,774,380
	Commercial Services & Supplies – 0.7%
104,000	KAR Auction Services Inc.	4,903,600
	Communications Equipment – 0.1%
17,000	Cisco Systems Inc.	880,090
	Construction & Engineering – 1.3%
30,000	AECOM, (2)	928,800
254,000	Arcosa Inc.	8,506,460
	Total Construction & Engineering	9,435,260
	Consumer Finance – 1.9%
18,000	Credit Acceptance Corp, (2)	7,917,480

Shares	Description (1)	Value
	Consumer Finance (continued)
461,000	Navient Corp	$ 5,633,420
	Total Consumer Finance	13,550,900
	Diversified Consumer Services – 0.9%
272,000	H&R Block Inc.	6,568,800
	Diversified Telecommunication Services – 0.6%
327,000	CenturyLink Inc.	4,313,130
	Electrical Equipment – 1.8%
59,000	Acuity Brands Inc.	7,677,080
67,000	Regal Beloit Corp	5,611,920
	Total Electrical Equipment	13,289,000
	Electronic Equipment, Instruments & Components – 1.1%
271,000	Jabil Inc.	7,696,400
	Entertainment – 2.4%
61,000	Cinemark Holdings Inc.	2,295,430
242,000	Viacom Inc.	7,071,240
1,572,000	Zynga Inc., (2)	8,205,840
	Total Entertainment	17,572,510
	Food & Staples Retailing – 1.1%
251,000	Kroger Co/The	7,361,830
12,100	Walgreens Boots Alliance Inc.	861,399
	Total Food & Staples Retailing	8,223,229
	Health Care Providers & Services – 4.9%
94,000	AmerisourceBergen Corp	7,830,200
128,000	Cardinal Health Inc.	6,955,520
85,000	Encompass Health Corp	5,366,900
52,000	HCA Inc.	7,230,080
7,000	McKesson Corp	890,120
28,000	UnitedHealth Group Inc.	6,782,160
	Total Health Care Providers & Services	35,054,980
	Hotels, Restaurants & Leisure – 1.8%
111,000	Starbucks Corp	7,798,860
286,000	Wendy's Co/The	4,956,380
	Total Hotels, Restaurants & Leisure	12,755,240
	Insurance – 0.9%
52,000	Lincoln National Corp	3,251,040
78,000	MetLife Inc.	3,524,820
	Total Insurance	6,775,860

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Interactive Media & Services – 3.2%
37,000	IAC/InterActiveCorp	$7,882,850
136,000	Match Group Inc., (2)	7,531,680
144,000	TripAdvisor Inc., (2)	7,656,480
	Total Interactive Media & Services	23,071,010
	Internet & Direct Marketing Retail – 1.1%
63,000	Expedia Group Inc.	7,768,530
	IT Services – 2.3%
150,000	Booz Allen Hamilton Holding Corp	7,929,000
24,000	Broadridge Financial Solutions Inc.	2,430,000
27,000	Mastercard Inc.	6,068,790
	Total IT Services	16,427,790
	Machinery – 4.2%
120,000	AGCO Corp	8,109,600
118,000	Allison Transmission Holdings Inc.	5,864,600
89,000	Oshkosh Corp	6,925,090
27,000	PACCAR Inc.	1,830,600
178,000	Timken Co/The	7,723,420
	Total Machinery	30,453,310
	Media – 3.3%
109,000	AMC Networks Inc., (2)	7,162,390
200,000	Comcast Corp	7,734,000
89,000	DISH Network Corp, (2)	2,893,390
49,800	Gannett Co Inc.	584,652
74,000	Omnicom Group Inc.	5,601,800
	Total Media	23,976,232
	Metals & Mining – 1.8%
109,000	Nucor Corp	6,602,130
163,000	Steel Dynamics Inc.	6,083,160
	Total Metals & Mining	12,685,290
	Mortgage Real Estate Investment Trust – 0.4%
138,000	Chimera Investment Corp	2,551,620
	Multiline Retail – 1.5%
101,000	Kohl's Corp	6,820,530
42,000	Nordstrom Inc.	1,985,760
26,000	Target Corp	1,888,640
	Total Multiline Retail	10,694,930
	Oil, Gas & Consumable Fuels – 4.8%
119,000	Antero Resources Corp, (2)	1,030,540
425,000	EQT Corp	7,701,000

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
1,224,000	Extraction Oil & Gas Inc., (2)	$5,140,800
161,000	Gulfport Energy Corp, (2)	1,233,260
46,000	Marathon Petroleum Corp	2,852,460
191,000	Parsley Energy Inc., (2)	3,464,740
766,000	Range Resources Corp	8,196,200
309,000	SM Energy Co	5,049,060
	Total Oil, Gas & Consumable Fuels	34,668,060
	Paper & Forest Products – 1.0%
136,000	Domtar Corp	6,923,760
	Personal Products – 1.1%
140,000	Herbalife Nutrition Ltd	7,854,000
	Professional Services – 0.3%
30,000	Robert Half International Inc.	2,045,700
	Real Estate Management & Development – 1.2%
158,000	CBRE Group Inc., (2)	7,862,080
3,000	Jones Lang LaSalle Inc.	495,360
	Total Real Estate Management & Development	8,357,440
	Road & Rail – 2.2%
95,000	Genesee & Wyoming Inc., (2)	7,790,000
46,000	Union Pacific Corp	7,714,200
	Total Road & Rail	15,504,200
	Semiconductors & Semiconductor Equipment – 3.2%
188,000	Micron Technology Inc., (2)	7,685,440
85,000	NXP Semiconductors NV	7,762,200
360,000	ON Semiconductor Corp, (2)	7,732,800
	Total Semiconductors & Semiconductor Equipment	23,180,440
	Software – 1.8%
48,000	Citrix Systems Inc.	5,064,000
46,000	VMware Inc., (2)	7,903,260
	Total Software	12,967,260
	Specialty Retail – 2.7%
46,000	Advance Auto Parts Inc.	7,441,880
124,000	Foot Locker Inc.	7,380,480
26,000	Murphy USA Inc., (2)	2,022,020
26,000	Ross Stores Inc.	2,465,580
	Total Specialty Retail	19,309,960
	Technology Hardware, Storage & Peripherals – 0.5%
59,000	NetApp Inc.	3,846,800

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Tobacco – 0.6%
79,000	Altria Group Inc.	$ 4,140,390
	Trading Companies & Distributors – 1.0%
128,000	WESCO International Inc., (2)	6,969,600
	Wireless Telecommunication Services – 1.8%
248,000	Telephone & Data Systems Inc.	7,948,400
101,000	United States Cellular Corp, (2)	4,715,690
	Total Wireless Telecommunication Services	12,664,090
	Total Long-Term Investments (cost $491,977,667)	508,740,001

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 29.0%
	REPURCHASE AGREEMENTS – 29.0%
$ 207,893	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/19, repurchase price $207,900,046, collateralized by $210,125,000 U.S. Treasury Notes, 2.625%, due 12/15/21, value $212,051,216	1.200%	3/01/19	$ 207,893,116
	Total Short-Term Investments (cost $207,893,116)			207,893,116
	Total Investments (cost $699,870,783) – 99.8%			716,633,117

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (58.5)% (3)
	Aerospace & Defense – (4.5)%
(142,000)	BWX Technologies Inc.	$(7,433,700)
(38,000)	Harris Corp	(6,267,340)
(22,000)	Lockheed Martin Corp	(6,807,020)
(20,000)	Northrop Grumman Corp	(5,799,200)
(32,000)	Raytheon Co	(5,968,000)
	Total Aerospace & Defense	(32,275,260)
	Air Freight & Logistics – (0.8)%
(52,000)	United Parcel Service Inc.	(5,730,400)

Shares	Description (1)	Value
	Biotechnology – (4.6)%
(106,000)	Agios Pharmaceuticals Inc., (2)	$(6,876,220)
(71,000)	Alnylam Pharmaceuticals Inc., (2)	(6,035,000)
(19,000)	BioMarin Pharmaceutical Inc., (2)	(1,771,940)
(47,000)	Bluebird Bio Inc., (2)	(7,295,340)
(112,000)	Intrexon Corp, (2)	(892,640)
(338,000)	OPKO Health Inc, (2)	(861,900)
(43,000)	SAGE Therapeutics Inc., (2)	(6,847,750)
(15,000)	Sarepta Therapeutics Inc., (2)	(2,163,600)
	Total Biotechnology	(32,744,390)
	Chemicals – (2.9)%
(34,000)	Albemarle Corp	(3,103,860)
(67,000)	FMC Corp	(5,996,500)
(37,000)	International Flavors & Fragrances Inc.	(4,717,500)
(91,000)	WR Grace & Co	(7,067,970)
	Total Chemicals	(20,885,830)
	Containers & Packaging – (0.9)%
(524,000)	Graphic Packaging Holding Co	(6,382,320)
	Distributors – (0.8)%
(205,000)	LKQ Corp, (2)	(5,678,500)
	Electric Utilities – (0.2)%
(19,000)	Eversource Energy	(1,326,390)
	Electronic Equipment, Instruments & Components – (2.8)%
(80,000)	Cognex Corp	(4,272,000)
(49,000)	Coherent Inc., (2)	(6,520,920)
(43,000)	IPG Photonics Corp, (2)	(6,666,290)
(63,000)	Trimble Inc., (2)	(2,520,630)
	Total Electronic Equipment, Instruments & Components	(19,979,840)
	Energy Equipment & Services – (1.7)%
(54,000)	Apergy Corp, (2)	(2,266,920)
(82,000)	Halliburton Co	(2,516,580)
(544,000)	Nabors Industries Ltd	(1,762,560)
(8,508,000)	Weatherford International PLC, (2)	(5,492,765)
	Total Energy Equipment & Services	(12,038,825)
	Entertainment – (2.1)%
(140,000)	Activision Blizzard Inc.	(5,899,600)
(55,000)	Liberty Media Corp-Liberty Formula One, (2)	(1,711,600)
(51,000)	Lions Gate Entertainment Corp	(787,950)
(19,000)	Netflix Inc., (2)	(6,803,900)
	Total Entertainment	(15,203,050)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Food Products – (3.5)%
(133,000)	Bunge Ltd	$(7,059,640)
(300,000)	Conagra Brands Inc.	(7,011,000)
(406,000)	Hain Celestial Group Inc/The, (2)	(7,986,020)
(66,000)	Hormel Foods Corp	(2,861,760)
	Total Food Products	(24,918,420)
	Health Care Equipment & Supplies – (4.4)%
(26,000)	Align Technology Inc., (2)	(6,733,220)
(12,000)	Becton Dickinson and Co	(2,985,480)
(13,000)	Cooper Cos Inc/The	(3,717,870)
(133,000)	DENTSPLY SIRONA Inc.	(5,554,080)
(74,000)	Insulet Corp, (2)	(6,949,340)
(20,000)	Penumbra Inc., (2)	(2,673,400)
(11,000)	Teleflex Inc.	(3,188,240)
	Total Health Care Equipment & Supplies	(31,801,630)
	Hotels, Restaurants & Leisure – (1.9)%
(726,000)	Caesars Entertainment Corp, (2)	(6,258,120)
(55,000)	International Game Technology PLC	(948,750)
(51,000)	Wynn Resorts Ltd	(6,453,540)
	Total Hotels, Restaurants & Leisure	(13,660,410)
	Household Durables – (0.9)%
(50,000)	Mohawk Industries Inc., (2)	(6,806,000)
	Household Products – (1.0)%
(131,000)	Spectrum Brands Holdings Inc.	(7,096,270)
	Industrial Conglomerates – (1.0)%
(662,000)	General Electric Co	(6,878,180)
	Insurance – (1.8)%
(162,000)	American International Group Inc.	(6,998,400)
(148,000)	Brighthouse Financial Inc., (2)	(5,730,560)
	Total Insurance	(12,728,960)
	Interactive Media & Services – (0.9)%
(163,000)	Zillow Group Inc., (2)	(6,813,400)
	Internet & Direct Marketing Retail – (0.9)%
(82,000)	GrubHub Inc., (2)	(6,689,560)
	IT Services – (1.0)%
(76,000)	Worldpay Inc., (2)	(7,280,800)

Shares	Description (1)	Value
	Leisure Products – (1.3)%
(42,000)	Hasbro Inc.	$(3,565,800)
(404,000)	Mattel Inc.	(5,825,680)
	Total Leisure Products	(9,391,480)
	Machinery – (1.0)%
(3,555)	Wabtec Corp	(260,439)
(455,000)	Welbilt Inc., (2)	(7,266,350)
	Total Machinery	(7,526,789)
	Media – (0.9)%
(122,000)	GCI Liberty Inc., (2)	(6,531,880)
	Multi-Utilities – (1.2)%
(193,000)	NiSource Inc.	(5,207,140)
(31,000)	Sempra Energy	(3,733,640)
	Total Multi-Utilities	(8,940,780)
	Personal Products – (1.0)%
(624,000)	Coty Inc.	(6,864,000)
	Pharmaceuticals – (0.5)%
(88,000)	Catalent Inc., (2)	(3,803,360)
	Professional Services – (0.8)%
(53,000)	Equifax Inc.	(5,804,030)
	Semiconductors & Semiconductor Equipment – (3.8)%
(133,000)	First Solar Inc., (2)	(6,989,150)
(169,000)	Marvell Technology Group Ltd	(3,371,550)
(71,000)	Microchip Technology Inc.	(6,167,770)
(28,000)	Monolithic Power Systems Inc.	(3,755,080)
(46,000)	Universal Display Corp	(6,865,040)
	Total Semiconductors & Semiconductor Equipment	(27,148,590)
	Software – (4.1)%
(92,000)	2U Inc., (2)	(6,780,400)
(160,000)	FireEye Inc., (2)	(2,681,600)
(129,000)	Nutanix Inc., (2)	(6,461,610)
(56,000)	Proofpoint Inc., (2)	(6,613,040)
(113,000)	RealPage Inc., (2)	(6,916,730)
	Total Software	(29,453,380)
	Specialty Retail – (2.0)%
(186,000)	Floor & Decor Holdings Inc., (2)	(6,915,480)
(77,000)	Tiffany & Co	(7,318,080)
	Total Specialty Retail	(14,233,560)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 28, 2019
(Unaudited)
Shares	Description (1)	Value
	Technology Hardware, Storage & Peripherals – (0.9)%
(330,000)	Pure Storage Inc., (2)	$ (6,758,400)
	Textiles, Apparel & Luxury Goods – (0.7)%
(51,000)	Carter's Inc.	(4,969,440)
	Trading Companies & Distributors – (0.7)%
(34,000)	Watsco Inc.	(4,892,260)
	Water Utilities – (1.0)%
(16,000)	American Water Works Co Inc.	(1,625,920)
(146,000)	Aqua America Inc.	(5,247,240)
	Total Water Utilities	(6,873,160)
	Total Common Stocks Sold Short (proceeds $389,787,909)	(420,109,544)
	Other Assets Less Liabilities – 58.7%	421,513,629
	Net Assets – 100%	$ 718,037,202
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $84,766,485 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 28, 2019
(Unaudited)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $427,751,861, $926,687,073, $287,420,543, $518,438,389 and $491,977,667, respectively)	$440,657,571	$984,482,910	$354,622,869	$539,437,504	$ 508,740,001
Short-term investments, at value (cost approximates value)	3,561,976	2,141,747	2,475,656	29,841,791	207,893,116
Cash collateral at brokers for common stocks sold short(1)	—	—	—	80,599,540	424,303,061
Receivable for:
Dividends	833,615	1,420,575	469,232	770,025	551,054
Interest	119	71	83	995	6,930
Investments sold	3,781,639	4,864,541	1,339,396	14,001,197	16,071,069
Shares sold	1,902,571	3,150,310	98,652	2,019,668	8,738,613
Other assets	141,177	51,581	50,210	30,702	67,926
Total assets	450,878,668	996,111,735	359,056,098	666,701,422	1,166,371,770
Liabilities
Common stocks sold short, at value (proceeds $—, $—, $—, $268,041,332 and $389,787,909, respectively)	—	—	—	260,649,339	420,109,544
Payable for:
Dividends on common stocks sold short	—	—	—	395,100	601,674
Investments purchased	3,667,984	6,015,334	960,213	15,051,001	23,829,914
Shares redeemed	584,487	1,657,306	375,798	1,437,219	2,927,727
Accrued expenses:
Management fees	211,456	421,491	153,381	329,005	625,478
Shareholder servicing agent fees	57,638	118,467	96,260	92,875	103,478
Trustees fees	110,372	14,318	26,248	3,411	3,882
12b-1 distribution and service fees	62,062	106,264	51,766	27,491	17,390
Other	92,894	163,688	98,265	80,586	115,481
Total liabilities	4,786,893	8,496,868	1,761,931	278,066,027	448,334,568
Net assets	$446,091,775	$987,614,867	$357,294,167	$388,635,395	$ 718,037,202

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Class A Shares
Net assets	$248,908,583	$107,983,649	$120,216,480	$ 56,426,792	$ 40,494,199
Shares outstanding	11,201,375	3,487,125	4,716,484	1,410,484	1,713,001
Net asset value ("NAV") per share	$ 22.22	$ 30.97	$ 25.49	$ 40.01	$ 23.64
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 23.58	$ 32.86	$ 27.05	$ 42.45	$ 25.08
Class C Shares
Net assets	$ 18,691,322	$111,645,912	$ 37,133,628	$ 21,476,553	$ 12,522,684
Shares outstanding	884,128	3,671,079	1,505,969	584,935	553,401
NAV and offering price per share	$ 21.14	$ 30.41	$ 24.66	$ 36.72	$ 22.63
Class R3 Shares
Net assets	$ 468,048	$ —	$ —	$ —	$ —
Shares outstanding	20,811	—	—	—	—
NAV and offering price per share	$ 22.49	$ —	$ —	$ —	$ —
Class R6 Shares
Net assets	$ 15,469,018	$130,319,472	$ 24,070,890	$ —	$ —
Shares outstanding	692,622	4,215,061	941,528	—	—
NAV and offering price per share	$ 22.33	$ 30.92	$ 25.57	$ —	$ —
Class I Shares
Net assets	$162,554,804	$637,665,834	$175,873,169	$310,732,050	$665,020,319
Shares outstanding	7,285,816	20,655,946	6,888,392	7,560,094	27,717,988
NAV and offering price per share	$ 22.31	$ 30.87	$ 25.53	$ 41.10	$ 23.99
Fund level net assets consist of:
Capital paid-in	$476,269,908	$965,870,696	$294,658,304	$393,157,197	$740,254,183
Total distributable earnings	(30,178,133)	21,744,171	62,635,863	(4,521,802)	(22,216,981)
Fund level net assets	$446,091,775	$987,614,867	$357,294,167	$388,635,395	$718,037,202
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund's securities pledged as collateral as noted in the Portfolio of Investments.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended February 28, 2019
(Unaudited)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Investment Income
Dividends	$ 5,347,804	$ 8,813,453	$ 3,066,280	$ 4,652,415	$ 1,977,704
Interest	11,267	11,253	13,260	79,693	1,032,363
Other	1,950	2,925	3,175	663,953	2,376,290
Tax withheld	(2,525)	(5,350)	(1,425)	(4,300)	—
Total investment income	5,358,496	8,822,281	3,081,290	5,391,761	5,386,357
Expenses
Management fees	1,461,815	2,878,397	1,380,858	2,441,355	2,874,070
12b-1 service fees - Class A Shares	323,860	130,154	164,701	69,611	41,288
12b-1 distibution and service fees - Class C Shares	95,228	534,286	205,419	102,247	42,367
12b-1 distibution and service fees - Class R3 Shares	970	—	—	—	—
Dividends expense on common stocks sold short	—	—	—	1,821,741	1,588,168
Shareholder servicing agent fees	152,676	298,031	208,865	228,526	232,525
Custodian fees	43,312	54,986	35,869	40,811	27,728
Trustees fees	6,873	14,035	6,205	6,485	7,054
Professional fees	24,131	33,953	22,299	17,357	14,779
Shareholder reporting expenses	27,534	68,661	39,575	42,516	34,545
Federal and state registration fees	43,682	101,651	78,915	51,127	122,033
Other	2,040	4,137	12,868	5,774	3,623
Total expenses before fee waiver/expense reimbursement	2,182,121	4,118,291	2,155,574	4,827,550	4,988,180
Fee waiver/expense reimbursement	(66,377)	(181,625)	(275,905)	(169,074)	(172,636)
Net expenses	2,115,744	3,936,666	1,879,669	4,658,476	4,815,544
Net investment income (loss)	3,242,752	4,885,615	1,201,621	733,285	570,813
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,333,372)	(29,221,375)	28,495,516	(25,240,903)	(1,856,920)
Common stocks sold short	—	—	—	(3,114,128)	(4,724,665)
Change in net unrealized appreciation (depreciation) of:
Investments	(45,019,571)	(72,976,589)	(77,428,186)	(23,735,020)	585,468
Common stocks sold short	—	—	—	12,539,314	(28,289,848)
Net realized and unrealized gain (loss)	(49,352,943)	(102,197,964)	(48,932,670)	(39,550,737)	(34,285,965)
Net increase (decrease) in net assets from operations	$(46,110,191)	$ (97,312,349)	$(47,731,049)	$(38,817,452)	$(33,715,152)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Large Cap Value		Large Cap Core
	Six Months Ended 2/28/19	Year Ended(1) 8/31/18	Six Months Ended 2/28/19	Year Ended(1) 8/31/18
Operations
Net investment income (loss)	$ 3,242,752	$ 4,240,069	$ 4,885,615	$ 3,941,955
Net realized gain (loss) from:
Investments	(4,333,372)	54,782,217	(29,221,375)	54,147,131
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(45,019,571)	24,433,997	(72,976,589)	81,839,690
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	(46,110,191)	83,456,283	(97,312,349)	139,928,776
Distributions to Common Shareholders(2)
Dividends (3)
Class A Shares	(32,417,835)	(25,387,711)	(1,136,128)	(8,490,964)
Class C Shares	(2,326,745)	(1,833,854)	(733,665)	(8,277,269)
Class R3 Shares	(56,892)	(20,410)	—	—
Class R6 Shares	(1,953,723)	(1,853,000)	(1,680,547)	(14,864,621)
Class I Shares	(21,259,721)	(11,166,791)	(8,165,566)	(40,174,843)
Class T Shares(4)	—	(2,637)	—	(3,216)
Decrease in net assets from distributions to shareholders	(58,014,916)	(40,264,403)	(11,715,906)	(71,810,913)
Fund Share Transactions
Fund reorganization	—	39,210,690	—	148,253,727
Proceeds from sale of shares	67,914,023	64,019,304	414,938,824	383,440,637
Proceeds from shares issued to shareholders due to reinvestment of distributions	47,973,211	32,834,854	9,495,942	57,618,109
	115,887,234	136,064,848	424,434,766	589,312,473
Cost of shares redeemed	(62,657,833)	(92,306,082)	(191,654,712)	(182,443,505)
Net increase (decrease) in net assets from Fund share transactions	53,229,401	43,758,766	232,780,054	406,868,968
Net increase (decrease) in net assets	(50,895,706)	86,950,646	123,751,799	474,986,831
Net assets at the beginning of period	496,987,481	410,036,835	863,863,068	388,876,237
Net assets at the end of period	$446,091,775	$496,987,481	$ 987,614,867	$ 863,863,068

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended August 31, 2018, Large Cap Value, Large Cap Core and Large Cap Growth's distributions to shareholders were paid from net investment income and accumulated net realized gains, while Equity Long/Short and Equity Market Neutral's distributions were paid from accumulated net realized gains.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Large Cap Growth		Equity Long/Short
	Six Months Ended 2/28/19	Year Ended(1) 8/31/18	Six Months Ended 2/28/19	Year Ended(1) 8/31/18
Operations
Net investment income (loss)	$ 1,201,621	$ 892,888	$ 733,285	$ (1,007,444)
Net realized gain (loss) from:
Investments	28,495,516	63,645,646	(25,240,903)	18,816,655
Common stocks sold short	—	—	(3,114,128)	(14,451,946)
Change in net unrealized appreciation (depreciation) of:
Investments	(77,428,186)	6,796,727	(23,735,020)	31,815,981
Common stocks sold short	—	—	12,539,314	(6,578,608)
Net increase (decrease) in net assets from operations	(47,731,049)	71,335,261	(38,817,452)	28,594,638
Distributions to Common Shareholders(2)
Dividends (3)
Class A Shares	(10,931,273)	(17,418,849)	(723,620)	(513,454)
Class C Shares	(3,606,164)	(3,468,934)	(300,346)	(172,650)
Class R3 Shares	—	—	—	—
Class R6 Shares	(2,056,913)	(2,323,597)	—	—
Class I Shares	(17,669,250)	(32,120,226)	(4,267,198)	(1,469,822)
Class T Shares(4)	—	—	—	—
Decrease in net assets from distributions to shareholders	(34,263,600)	(55,331,606)	(5,291,164)	(2,155,926)
Fund Share Transactions
Fund reorganization	—	453,660,930	—	—
Proceeds from sale of shares	32,377,824	65,989,401	190,385,126	279,381,542
Proceeds from shares issued to shareholders due to reinvestment of distributions	29,302,917	43,692,434	5,279,421	2,150,344
	61,680,741	563,342,765	195,664,547	281,531,886
Cost of shares redeemed	(126,813,367)	(155,530,927)	(137,640,234)	(38,931,086)
Net increase (decrease) in net assets from Fund share transactions	(65,132,626)	407,811,838	58,024,313	242,600,800
Net increase (decrease) in net assets	(147,127,275)	423,815,493	13,915,697	269,039,512
Net assets at the beginning of period	504,421,442	80,605,949	374,719,698	105,680,186
Net assets at the end of period	$ 357,294,167	$ 504,421,442	$ 388,635,395	$374,719,698

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended August 31, 2018, Large Cap Value, Large Cap Core and Large Cap Growth's distributions to shareholders were paid from net investment income and accumulated net realized gains, while Equity Long/Short and Equity Market Neutral's distributions were paid from accumulated net realized gains.
(4)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Equity Market Neutral
	Six Months Ended 2/28/19	Year Ended(1) 8/31/18
Operations
Net investment income (loss)	$ 570,813	$ (624,908)
Net realized gain (loss) from:
Investments	(1,856,920)	9,314,648
Common stocks sold short	(4,724,665)	(7,540,338)
Change in net unrealized appreciation (depreciation) of:
Investments	585,468	11,439,713
Common stocks sold short	(28,289,848)	(6,422,092)
Net increase (decrease) in net assets from operations	(33,715,152)	6,167,023
Distributions to Common Shareholders(2)
Dividends (3)
Class A Shares	(190,467)	(229,852)
Class C Shares	(55,468)	(48,318)
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	(2,400,973)	(1,526,839)
Class T Shares(4)	—	—
Decrease in net assets from distributions to shareholders	(2,646,908)	(1,805,009)
Fund Share Transactions
Fund reorganization	—	—
Proceeds from sale of shares	639,307,625	214,500,477
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,553,219	1,548,107
	641,860,844	216,048,584
Cost of shares redeemed	(144,205,774)	(30,944,613)
Net increase (decrease) in net assets from Fund share transactions	497,655,070	185,103,971
Net increase (decrease) in net assets	461,293,010	189,465,985
Net assets at the beginning of period	256,744,193	67,278,208
Net assets at the end of period	$ 718,037,203	$256,744,193

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended August 31, 2018, Large Cap Value, Large Cap Core and Large Cap Growth's distributions to shareholders were paid from net investment income and accumulated net realized gains, while Equity Long/Short and Equity Market Neutral's distributions were paid from accumulated net realized gains.
(4)	Class T Shares were not available for public offering.
See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended February 28, 2019
(Unaudited)
	Equity Long/ Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ (38,817,452)	$ (33,715,152)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(490,464,189)	(533,672,531)
Purchases of common stock sold short	(300,230,493)	(145,437,562)
Proceeds from sales	370,075,545	149,909,435
Proceeds from sales of common stock sold short	311,347,232	396,469,115
Proceeds from (Purchase of) short-term investments, net	(29,841,791)	(118,772,566)
Securities litigation	29	18,596
(Increase) Decrease in:
Receivable for dividends	(267,512)	(397,520)
Receivable for interest	(995)	(4,702)
Receivable for investments sold	809,798	(9,361,361)
Other assets	13,976	(18,356)
Increase (Decrease) in:
Payable for dividends on common stock sold short	169,475	468,807
Payable for investments purchased	(971,761)	14,010,390
Accrued management fees	(25,796)	382,487
Accrued trustees fees	2,402	3,061
Accrued shareholder servicing agent fees	92,875	103,479
Accrued 12b-1 distribution and service fees	259	7,980
Accrued other expenses	(73,313)	(9,842)
Net realized (gain) loss from:
Investments	25,240,903	1,856,920
Common stocks sold short	3,114,128	4,724,665
Change in net unrealized (appreciation) depreciation of:
Investments	23,735,020	(585,468)
Common stocks sold short	(12,539,314)	28,289,848
Net cash provided by (used in) operating activities	(138,630,974)	(245,730,277)
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(11,743)	(93,689)
Proceeds from sale of shares	193,612,042	632,936,033
Cost of shares redeemed	(136,460,236)	(141,709,948)
Net cash provided by (used in) financing activities	57,140,063	491,132,396
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(81,490,911)	245,402,119
Cash and cash collateral at brokers at the beginning of period	162,090,451	178,900,942
Cash and cash collateral at brokers at the end of period	80,599,540	424,303,061
	Equity Long/ Short	Equity Market Neutral
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of share distributions	$ 5,279,421	2,553,219
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
Large Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/96)
2019(e)	$28.18	$0.16	$(2.96)	$(2.80)	$(0.24)	$(2.92)	$(3.16)	$22.22
2018	25.94	0.24	4.63	4.87	(0.36)	(2.27)	(2.63)	28.18
2017	22.73	0.23	3.31	3.54	(0.33)	—	(0.33)	25.94
2016	23.58	0.32	0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27	(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
2014	25.15	0.31	6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
Class C (08/96)
2019(e)	26.84	0.07	(2.81)	(2.74)	(0.04)	(2.92)	(2.96)	21.14
2018	24.77	0.03	4.43	4.46	(0.12)	(2.27)	(2.39)	26.84
2017	21.72	0.05	3.16	3.21	(0.16)	—	(0.16)	24.77
2016	22.60	0.15	0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07	(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10	5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
Class R3 (08/08)
2019(e)	28.43	0.14	(2.98)	(2.84)	(0.18)	(2.92)	(3.10)	22.49
2018	26.10	0.17	4.67	4.84	(0.24)	(2.27)	(2.51)	28.43
2017	22.87	0.16	3.34	3.50	(0.27)	—	(0.27)	26.10
2016	23.71	0.28	0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19	(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24	6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
Class R6 (06/16)
2019(e)	28.35	0.20	(2.99)	(2.79)	(0.31)	(2.92)	(3.23)	22.33
2018	26.12	0.32	4.67	4.99	(0.49)	(2.27)	(2.76)	28.35
2017	22.88	0.31	3.34	3.65	(0.41)	—	(0.41)	26.12
2016(f)	21.66	0.06	1.16	1.22	—	—	—	22.88
Class I (08/96)
2019(e)	28.33	0.20	(2.99)	(2.79)	(0.31)	(2.92)	(3.23)	22.31
2018	26.12	0.30	4.67	4.97	(0.49)	(2.27)	(2.76)	28.33
2017	22.88	0.29	3.33	3.62	(0.38)	—	(0.38)	26.12
2016	23.73	0.37	0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34	(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37	6.13	6.50	(0.43)	(2.83)	(3.26)	28.52

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(8.89)%	$248,909	1.03%*	1.33%*	1.00%*	1.36%*	85%
20.30	293,656	1.05	0.87	1.03	0.89	169
15.63	252,902	1.05	0.92	1.05	0.92	152
6.26	240,572	1.10	1.44	1.10	1.44	141
(5.75)	267,337	1.12	1.01	1.12	1.01	158
27.40	294,917	1.11	1.16	1.11	1.16	153

(9.22)	18,691	1.78*	0.58*	1.75*	0.61*	85
19.38	21,195	1.80	0.09	1.78	0.12	169
14.79	19,868	1.80	0.19	1.80	0.19	152
5.46	27,588	1.85	0.70	1.85	0.70	141
(6.45)	31,516	1.87	0.26	1.87	0.26	158
26.47	26,628	1.86	0.41	1.86	0.41	153

(9.00)	468	1.29*	1.12*	1.25*	1.16*	85
19.99	208	1.30	0.62	1.28	0.64	169
15.38	211	1.29	0.63	1.29	0.63	152
5.97	186	1.34	1.25	1.34	1.25	141
(5.99)	232	1.37	0.73	1.37	0.73	158
27.11	135	1.36	0.92	1.36	0.92	153

(8.77)	15,469	0.72*	1.64*	0.69*	1.67*	85
20.69	17,514	0.76	1.18	0.73	1.20	169
16.02	17,991	0.73	1.23	0.73	1.23	152
5.63	19,773	0.73*	1.48*	0.73*	1.48	141

(8.78)	162,555	0.78*	1.59*	0.75*	1.62*	85
20.60	164,387	0.80	1.10	0.77	1.13	169
15.92	119,038	0.80	1.17	0.80	1.17	152
6.53	99,927	0.85	1.69	0.85	1.69	141
(5.52)	103,342	0.86	1.29	0.86	1.29	158
27.74	104,875	0.86	1.40	0.86	1.40	153
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended February 28, 2019.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Large Cap Core
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2019(e)	$34.81	$ 0.15	$(3.66)	$(3.51)	$(0.12)	$(0.21)	$(0.33)	$30.97
2018	31.25	0.18	7.24	7.42	(0.19)	(3.67)	(3.86)	34.81
2017	27.03	0.18	4.24	4.42	(0.20)	—	(0.20)	31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
Class C (06/13)
2019(e)	34.17	0.03	(3.58)	(3.55)	—	(0.21)	(0.21)	30.41
2018	30.78	(0.07)	7.13	7.06	—	(3.67)	(3.67)	34.17
2017	26.64	(0.05)	4.19	4.14	—**	—	—**	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
Class R6 (06/16)
2019(e)	34.80	0.20	(3.66)	(3.46)	(0.21)	(0.21)	(0.42)	30.92
2018	31.33	0.28	7.24	7.52	(0.38)	(3.67)	(4.05)	34.80
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(f)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (06/13)
2019(e)	34.76	0.19	(3.66)	(3.47)	(0.21)	(0.21)	(0.42)	30.87
2018	31.31	0.27	7.23	7.50	(0.38)	(3.67)	(4.05)	34.76
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(9.99)%	$107,984	1.02%*	0.92%*	0.98%*	0.96%*	64%
25.00	104,779	1.01	0.53	1.00	0.55	117
16.41	55,756	1.06	0.56	1.01	0.60	121
7.66	47,518	1.11	0.84	1.11	0.85	132
(1.76)	37,684	1.14	0.84	1.14	0.84	110
32.63	6,726	1.26	0.69	1.17	0.78	122

(10.35)	111,646	1.77*	0.16*	1.73*	0.20*	64
24.06	110,300	1.76	(0.22)	1.75	(0.20)	117
15.55	59,610	1.81	(0.21)	1.76	(0.16)	121
6.86	47,805	1.86	0.09	1.85	0.10	132
(2.47)	38,591	1.89	0.09	1.89	0.09	110
31.61	4,937	1.99	(0.02)	1.92	0.06	122

(9.84)	130,319	0.70*	1.22*	0.66*	1.26*	64
25.36	139,631	0.71	0.81	0.70	0.82	117
16.81	17,095	0.74	0.87	0.70	0.91	121
6.36	18,489	0.74*	1.05*	0.69*	1.10*	132

(9.88)	637,666	0.77*	1.18*	0.73*	1.22*	64
25.31	509,125	0.76	0.79	0.75	0.80	117
16.68	256,389	0.81	0.79	0.76	0.83	121
7.93	140,976	0.86	1.09	0.86	1.10	132
(1.49)	153,632	0.89	1.11	0.89	1.11	110
32.92	57,360	1.01	0.93	0.92	1.02	122

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended February 28, 2019.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Large Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2019(e)	$30.82	$ 0.07	$(3.02)	$(2.95)	$ —	$(2.38)	$(2.38)	$25.49
2018	30.34	0.06	7.39	7.45	(0.12)	(6.85)	(6.97)	30.82
2017	25.69	0.09	4.75	4.84	(0.19)	—	(0.19)	30.34
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	—	(0.03)	(1.03)	(1.06)	25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
Class C (06/13)
2019(e)	30.02	(0.03)	(2.95)	(2.98)	—	(2.38)	(2.38)	24.66
2018	29.80	(0.18)	7.25	7.07	—	(6.85)	(6.85)	30.02
2017	25.25	(0.13)	4.68	4.55	—**	—	—**	29.80
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
Class R6 (06/16)
2019(e)	30.89	0.12	(3.04)	(2.92)	(0.02)	(2.38)	(2.40)	25.57
2018	30.40	0.17	7.41	7.58	(0.24)	(6.85)	(7.09)	30.89
2017	25.73	0.17	4.77	4.94	(0.27)	—	(0.27)	30.40
2016(f)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (06/13)
2019(e)	30.86	0.10	(3.03)	(2.93)	(0.02)	(2.38)	(2.40)	25.53
2018	30.39	0.14	7.42	7.56	(0.24)	(6.85)	(7.09)	30.86
2017	25.73	0.15	4.76	4.91	(0.25)	—	(0.25)	30.39
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(8.82)%	$120,216	1.12%*	0.39%*	0.99%*	0.52%*	61%
26.31	155,549	1.12	0.08	1.01	0.19	128
18.94	11,933	1.18	0.15	1.02	0.32	136
5.57	13,654	1.22	0.47	1.15	0.53	117
0.00	31,442	1.24	0.49	1.16	0.56	118
30.45	10,734	1.35	0.53	1.17	0.72	145

(9.17)	37,134	1.87*	(0.36)*	1.74*	(0.23)*	61
25.39	49,303	1.87	(0.66)	1.76	(0.55)	128
18.04	10,130	1.94	(0.62)	1.77	(0.46)	136
4.77	9,344	1.98	(0.30)	1.89	(0.22)	117
(0.74)	7,621	1.99	(0.29)	1.91	(0.22)	118
29.49	2,187	2.11	(0.22)	1.92	(0.03)	145

(8.68)	24,071	0.79*	0.75*	0.65*	0.88*	61
26.76	27,417	0.78	0.43	0.67	0.54	128
19.31	31	0.89	0.43	0.72	0.60	136
6.02	27	0.85*	0.65*	0.70*	0.81*	117

(8.73)	175,873	0.87*	0.61*	0.74*	0.74*	61
26.69	272,152	0.87	0.31	0.76	0.43	128
19.22	58,512	0.94	0.38	0.77	0.54	136
5.80	47,945	0.97	0.71	0.89	0.79	117
0.28	58,478	0.99	0.72	0.91	0.79	118
30.74	27,478	1.10	0.81	0.92	0.99	145

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended February 28, 2019.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Equity Long/Short
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
2019(f)	$44.58	$ 0.04	$(4.06)	$(4.02)	$ —	$(0.55)	$(0.55)	$40.01
2018	38.60	(0.30)	6.94	6.64	—	(0.66)	(0.66)	44.58
2017	32.61	(0.39)	6.38	5.99	—	—	—	38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
Class C (12/08)
2019(f)	41.11	(0.10)	(3.74)	(3.84)	—	(0.55)	(0.55)	36.72
2018	35.91	(0.56)	6.42	5.86	—	(0.66)	(0.66)	41.11
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
Class I (12/08)
2019(f)	45.73	0.10	(4.18)	(4.08)	—	(0.55)	(0.55)	41.10
2018	39.48	(0.17)	7.08	6.91	—	(0.66)	(0.66)	45.73
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)		Ratios to Average Net Assets After Waiver/Reimbursement(c) (d)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(9.02)%	$ 56,427	2.62%*	0.12%*	2.54%*	0.21%*	134%
17.35	55,183	2.73	(0.81)	2.63	(0.70)	213
18.37	26,802	3.54	(1.27)	3.36	(1.09)	186
0.00	26,012	3.78	(0.53)	3.58	(0.33)	224
3.06	24,821	3.76	(1.03)	3.53	(0.79)	222
16.06	13,697	4.24	(1.53)	3.46	(0.75)	232

(9.34)	21,477	3.38*	(0.62)*	3.29*	(0.53)*	134
16.47	19,561	3.47	(1.54)	3.37	(1.44)	213
17.47	8,596	4.28	(2.04)	4.10	(1.86)	186
(0.75)	8,236	4.53	(1.29)	4.34	(1.09)	224
2.28	8,087	4.52	(1.76)	4.29	(1.53)	222
15.20	4,080	5.04	(2.30)	4.21	(1.47)	232

(8.92)	310,732	2.38*	0.38*	2.29*	0.46*	134
17.65	299,977	2.47	(0.49)	2.37	(0.39)	213
18.67	70,282	3.26	(1.04)	3.08	(0.86)	186
0.27	48,905	3.52	(0.37)	3.33	(0.18)	224
3.29	53,559	3.52	(0.72)	3.28	(0.48)	222
16.34	16,216	4.20	(1.33)	3.27	(0.40)	232

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 3 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2019 (f)	0.93%*	0.93%*	0.93%*	—%	—%	—%
2018	1.01	1.01	1.00	—	—	—
2017	1.18	1.17	1.18	0.56	0.56	0.54
2016	1.19	1.20	1.20	0.77	0.77	0.77
2015	1.17	1.19	1.17	0.74	0.74	0.75
2014	1.12	1.11	1.12	0.72	0.74	0.78

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2019.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Equity Market Neutral
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2019(f)	$24.50	$ —**	$(0.72)	$(0.72)	$ —	$(0.14)	$(0.14)	$23.64
2018	23.31	(0.16)	1.85	1.69	—	(0.50)	(0.50)	24.50
2017	21.64	(0.33)	2.00	1.67	—	—	—	23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
Class C (06/13)
2019(f)	23.54	(0.08)	(0.69)	(0.77)	—	(0.14)	(0.14)	22.63
2018	22.59	(0.33)	1.78	1.45	—	(0.50)	(0.50)	23.54
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
Class I (06/13)
2019(f)	24.83	0.04	(0.74)	(0.70)	—	(0.14)	(0.14)	23.99
2018	23.57	(0.10)	1.86	1.76	—	(0.50)	(0.50)	24.83
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)		Ratios to Average Net Assets After Waiver/Reimbursement(c) (d)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(2.99)%	$ 40,494	2.34%*	(0.04)%*	2.27%*	0.03%*	203%
7.28	23,725	2.71	(0.81)	2.55	(0.65)	156
7.72	6,146	3.32	(1.70)	3.05	(1.44)	159
2.86	9,289	3.29	(1.47)	3.10	(1.28)	187
0.86	8,972	3.49	(1.73)	3.24	(1.48)	173
4.55	7,880	3.52	(2.33)	3.26	(2.07)	187

(3.32)	12,523	3.11*	(0.77)*	3.04*	(0.70)*	203
6.44	5,186	3.46	(1.56)	3.30	(1.40)	156
6.91	2,110	4.03	(2.44)	3.76	(2.17)	159
2.14	2,109	4.06	(2.23)	3.87	(2.04)	187
0.10	1,835	4.22	(2.49)	3.97	(2.24)	173
3.77	1,768	4.28	(3.05)	4.02	(2.79)	187

(2.87)	665,020	2.12*	0.21*	2.05*	0.28*	203
7.50	227,833	2.45	(0.55)	2.29	(0.40)	156
8.02	59,022	3.02	(1.43)	2.75	(1.16)	159
3.12	49,990	3.06	(1.23)	2.87	(1.04)	187
1.09	35,162	3.21	(1.51)	2.97	(1.26)	173
4.84	32,668	3.37	(2.08)	3.08	(1.79)	187

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 3 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2019 (f)	0.66%*	0.68%*	0.69%*	—%	—%	—%
2018	0.94	0.94	0.93	—	—	—
2017	1.40	1.39	1.39	0.05	0.01	—
2016	1.03	1.04	1.04	0.46	0.46	0.46
2015	1.04	1.03	1.03	0.59	0.58	0.57
2014	1.09	1.06	1.02	0.55	0.59	0.70

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2019.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust and the Nuveen Investment Trust II (each a "Trust" and collectively, the Trusts"), are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund ("Large Cap Value"), Nuveen Large Cap Core Fund ("Large Cap Core"), Nuveen Large Cap Growth Fund ("Large Cap Growth") and Nuveen Equity Market Neutral Fund ("Equity Market Neutral") among others, and Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund ("Equity Long/Short"), among others, (each a "Fund" and collectively, the "Funds"), as diversified funds. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trust on May 6, 1996 and June 27, 1997, respectively.
The end of the reporting period for the Funds is February 28, 2019, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2019 (the "current fiscal period").
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of Large Cap Value, Large Cap Core, and Large Cap Growth is long-term capital appreciation. Equity Long/Short's investment objective is long-term capital appreciation with low correlation to the U.S. equity market. Equity Market Neutral's investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services - Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with U.S generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Other income is comprised of credits which exceeded prime brokerage fees as further described in Note 3 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under each Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (Unaudited) (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$440,657,571	$ —	$ —	$440,657,571
Short-Term Investments:
Repurchase Agreements	—	3,561,976	—	3,561,976
Total	$440,657,571	$3,561,976	$ —	$444,219,547

Large Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$984,482,910	$ —	$ —	$984,482,910
Short-Term Investments:
Repurchase Agreements	—	2,141,747	—	2,141,747
Total	$984,482,910	$2,141,747	$ —	$986,624,657

Large Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$354,622,869	$ —	$ —	$354,622,869
Short-Term Investments:
Repurchase Agreements	—	2,475,656	—	2,475,656
Total	$354,622,869	$2,475,656	$ —	$357,098,525

Equity Long/Short	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 539,437,504	$ —	$ —	$ 539,437,504
Short-Term Investments:
Repurchase Agreements	—	29,841,791	—	29,841,791
Common Stocks Sold Short*	(260,649,339)	—	—	(260,649,339)
Total	$ 278,788,165	$29,841,791	$ —	$ 308,629,956

Equity Market Neutral	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 508,740,001	$ —	$ —	$ 508,740,001
Short-Term Investments:
Repurchase Agreements	—	207,893,116	—	207,893,116
Common Stocks Sold Short*	(420,109,544)	—	—	(420,109,544)
Total	$ 88,630,457	$207,893,116	$ —	$ 296,523,573

*	Refer to the Fund's Portfolio of Investments for industry classifications.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$ 3,561,976	$ (3,561,976)	$ —
Large Cap Core	Fixed Income Clearing Corporation	2,141,747	(2,141,747)	—
Large Cap Growth	Fixed Income Clearing Corporation	2,475,656	(2,475,656)	—
Equity Long/Short	Fixed Income Clearing Corporation	29,841,791	(29,841,791)	—
Equity Market Neutral	Fixed Income Clearing Corporation	207,893,116	(207,893,116)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Short Sale Transactions
Equity Long/Short and Equity Market Neutral each pursue a "long/short" investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.
When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund's long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds' Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as

Notes to Financial Statements (Unaudited) (continued)
"Cash collateral at broker for common stocks sold short", on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as "Dividends expense on common stocks sold short", on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as "Change in net unrealized appreciation (depreciation) of common stocks sold short" on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale on the date on which the Funds replace the borrowed security. The Funds' losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could retain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as "Net realized gain (loss) from common stocks sold short" on the Statement of Operations.
Bank of America Merrill Lynch ("BAML") facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as "Prime broker expenses" on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as "Other income" on the Statement of Operations.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 2/28/19		Year Ended 8/31/18
Large Cap Value	Shares	Amount	Shares	Amount
Shares issued in the Reorganization:
Class A	—	$ —	580,980	$ 14,242,279
Class C	—	—	237,890	5,574,510
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	786,664	19,393,901
Class T	—	—	—	—
Shares sold:
Class A	504,763	11,021,205	594,677	15,689,988
Class A – automatic conversion of Class C Shares	604	16,121	27,659	744,042
Class C	195,424	4,070,725	114,280	2,904,189
Class R3	13,674	366,100	437	11,551
Class R6	18,757	498,561	11,494	310,409
Class I	2,177,092	51,941,311	1,651,716	44,359,125
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,348,004	27,678,063	873,279	21,477,611
Class C	100,355	1,949,039	65,991	1,548,816
Class R3	2,325	48,232	554	13,741
Class R6	92,422	1,909,868	74,813	1,853,000
Class I	793,580	16,388,009	320,413	7,941,686
Class T	—	—	—	—
	5,247,000	115,887,234	5,340,847	136,064,848
Shares redeemed:
Class A	(1,072,970)	(24,230,575)	(1,405,063)	(36,996,177)
Class C	(200,680)	(4,215,599)	(401,683)	(10,179,463)
Class C – automatic conversion to Class A Shares	(635)	(16,121)	(29,007)	(744,042)
Class R3	(2,510)	(65,349)	(1,753)	(44,313)
Class R6	(36,406)	(1,021,035)	(157,187)	(4,260,000)
Class I	(1,487,776)	(33,084,284)	(1,513,316)	(40,082,087)
Class T	(1,000)	(24,870)	—	—
	(2,801,977)	(62,657,833)	(3,508,009)	(92,306,082)
Net increase (decrease)	2,445,023	$ 53,229,401	1,832,838	$ 43,758,766

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 2/28/19		Year Ended 8/31/18
Large Cap Core	Shares	Amount	Shares	Amount
Shares issued in the Reorganization:
Class A	—	$ —	659,181	$ 21,159,921
Class C	—	—	916,116	29,041,632
Class R6	—	—	2,450	81,048
Class I	—	—	3,082,534	97,971,126
Class T	—	—	—	—
Shares sold:
Class A	1,105,024	34,572,715	860,899	29,375,443
Class A – automatic conversion of Class C Shares	724	25,046	7,416	260,368
Class C	942,241	28,729,760	768,016	25,597,584
Class R6	474,083	14,819,852	3,654,755	115,394,189
Class I	10,711,717	336,791,451	6,266,704	212,813,053
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,644	1,037,388	233,701	7,650,424
Class C	22,401	627,236	214,759	6,925,442
Class R6	59,599	1,680,197	455,924	14,861,029
Class I	218,414	6,151,121	859,363	28,181,214
Class T	—	—	—	—
	13,570,847	424,434,766	17,981,818	589,312,473
Shares redeemed:
Class A	(665,383)	(19,815,171)	(535,269)	(17,744,802)
Class C	(521,108)	(15,579,722)	(599,971)	(19,594,948)
Class C – automatic conversion to Class A Shares	(738)	(25,046)	(7,545)	(260,368)
Class R6	(330,615)	(10,616,791)	(646,804)	(22,063,321)
Class I	(4,919,850)	(145,592,691)	(3,751,272)	(122,780,066)
Class T	(833)	(25,291)	—	—
	(6,438,527)	(191,654,712)	(5,540,861)	(182,443,505)
Net increase (decrease)	7,132,320	$ 232,780,054	12,440,957	$ 406,868,968

	Six Months Ended 2/28/19		Year Ended 8/31/18
Large Cap Growth	Shares	Amount	Shares	Amount
Shares issued in the Reorganization:
Class A	—	$ —	4,470,934	$ 134,673,605
Class C	—	—	1,375,543	40,735,068
Class R6	—	—	490,697	14,685,460
Class I	—	—	8,731,582	263,566,797
Shares sold:
Class A	228,551	6,045,173	283,577	9,133,184
Class A – automatic conversion of Class C Shares	272	7,592	5,326	177,253
Class C	126,527	3,187,765	112,282	3,455,037
Class R6	15,309	461,139	458,749	14,169,009
Class I	873,121	22,676,155	1,230,354	39,054,918
Shares issued to shareholders due to reinvestment of distributions:
Class A	456,158	10,591,996	553,415	16,831,068
Class C	141,691	3,188,043	90,161	2,674,849
Class R6	88,195	2,054,441	75,933	2,315,155
Class I	578,920	13,468,437	718,461	21,871,362
	2,508,744	61,680,741	18,597,014	563,342,765
Shares redeemed:
Class A	(1,014,824)	(26,415,684)	(660,255)	(21,147,708)
Class C	(404,353)	(10,181,788)	(270,102)	(8,513,360)
Class C – automatic conversion to Class A Shares	(280)	(7,592)	(5,452)	(177,253)
Class R6	(49,696)	(1,502,731)	(138,689)	(4,527,310)
Class I	(3,382,054)	(88,705,572)	(3,787,307)	(121,165,296)
	(4,851,207)	(126,813,367)	(4,861,805)	(155,530,927)
Net increase (decrease)	(2,342,463)	$ (65,132,626)	13,735,209	$ 407,811,838

	Six Months Ended 2/28/19		Year Ended 8/31/18
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	395,933	$ 16,561,636	786,531	$ 33,513,623
Class A – automatic conversion of Class C Shares	51	2,178	12	498
Class C	143,198	5,559,510	264,772	10,489,016
Class I	3,906,885	168,261,802	5,360,093	235,378,405
Shares issued to shareholders due to reinvestment of distributions:
Class A	18,177	723,620	12,465	513,454
Class C	8,170	298,943	4,499	171,805
Class I	104,131	4,256,858	34,734	1,465,085
	4,576,545	195,664,547	6,463,106	281,531,886
Shares redeemed:
Class A	(241,573)	(10,074,510)	(255,509)	(10,791,326)
Class C	(42,144)	(1,602,239)	(32,882)	(1,293,290)
Class C – automatic conversion to Class A Shares	(56)	(2,178)	(12)	(498)
Class I	(3,011,141)	(125,961,307)	(614,944)	(26,845,972)
	(3,294,914)	(137,640,234)	(903,347)	(38,931,086)
Net increase (decrease)	1,281,631	$ 58,024,313	5,559,759	$242,600,800

	Six Months Ended 2/28/19		Year Ended 8/31/18
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,283,394	$ 31,815,116	1,060,785	$ 25,801,483
Class C	383,425	9,210,808	164,730	3,881,118
Class I	23,644,288	598,281,701	7,474,327	184,817,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,597	190,467	9,589	229,852
Class C	2,280	54,802	2,087	48,318
Class I	90,721	2,307,950	52,369	1,269,937
	25,411,705	641,860,844	8,763,887	216,048,584
Shares redeemed:
Class A	(546,516)	(13,386,614)	(365,456)	(8,914,754)
Class C	(52,624)	(1,242,287)	(39,908)	(937,073)
Class I	(5,193,137)	(129,576,873)	(854,997)	(21,092,786)
	(5,792,277)	(144,205,774)	(1,260,361)	(30,944,613)
Net increase (decrease)	19,619,428	$ 497,655,070	7,503,526	$185,103,971
5.  Investment Transactions
Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Purchases	$389,062,152	$819,531,984	$255,702,739	$790,694,682	$679,110,092
Sales	393,799,194	591,401,594	352,666,425	681,422,777	546,378,550
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (Unaudited) (continued)
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below presents the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of February 28, 2019.
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Tax cost of investments	$434,093,155	$931,077,977	$290,841,736	$548,720,369	$699,985,503
Gross unrealized:
Appreciation	$ 39,134,712	$ 94,857,766	$ 82,037,516	$ 42,140,239	$ 30,351,235
Depreciation	(29,008,320)	(39,311,086)	(15,780,727)	(21,581,313)	(13,703,621)
Net unrealized appreciation (depreciation) of investments	$ 10,126,392	$ 55,546,680	$ 66,256,789	$ 20,558,926	$ 16,647,614

	Equity Long/Short	Equity Market Neutral
Tax proceeds from common stocks sold short	$(266,323,569)	$(388,708,948)
Net unrealized appreciation (depreciation) of common stocks sold short	5,674,230	(31,400,596)
Permanent differences, primarily due to investments in common stocks sold short, nondeductible reorganization expenses, reorganization adjustments, net operating losses and tax equalization, resulted in reclassifications among the Funds' components of net assets as of August 31, 2018, the Funds' last tax year end, as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Capital paid-in	$ 3,106,628	$ 4,178,588	$ 8,316,014	$(935,638)	$ —
Undistributed (Over-distribution of) net investment income	96,455	5,000	(20,537)	997,643	668,863
Accumulated net realized gain (loss)	(3,203,083)	(4,183,588)	(8,295,477)	(62,005)	(668,863)
The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2018, the Funds' last tax year end, were as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$23,943,404	$2,002,157	$1,422,472	$ —	$ —
Undistributed net long-term capital gains	23,788,468	—	3,395,870	5,278,700	2,645,605

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended August 31, 2018 was designated for purposes of the dividends paid deduction as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$32,987,703	$53,386,731	$23,578,638	$ —	$ 416,197
Distributions from net long-term capital gains	7,276,700	18,424,182	31,752,968	2,155,926	1,388,812

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds has elected to defer losses as follows:
	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$ —	$3,374,160
Late-year ordinary losses[3]	532,538	447,890

[2]	Capital losses incurred from November 1, 2017 through August 31, 2018, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2018 through August 31, 2018, and/or specified losses incurred from November 1, 2017 through August 31, 2018.

7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	0.5000%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.4875	0.4875	1.0875	1.0875
For the next $250 million	0.4750	0.4750	0.4750	1.0750	1.0750
For the next $500 million	0.4625	0.4625	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	0.4500	0.4500	1.5000	1.0500
For the next $3 billion	0.4250	0.4250	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	0.4000	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.3875	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.3750	0.3750	0.9750	0.9750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2019, the complex-level fee rate for each Fund was as follows:

Notes to Financial Statements (Unaudited) (continued)
Fund	Complex-Level Fee
Large Cap Value	0.1591%
Large Cap Core	0.1591%
Large Cap Growth	0.1880%
Equity Long/Short	0.1591%
Equity Market Neutral	0.1591%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	0.79%	July 31, 2020	1.20%
Large Cap Core	0.77	July 31, 2020	N/A
Large Cap Growth	0.75	July 31, 2020	N/A
Equity Long/Short	1.40	July 31, 2020	N/A
Equity Market Neutral	1.40	July 31, 2020	N/A
N/A - Not applicable.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Sales charges collected	$50,767	$550,783	$50,792	$133,764	$230,846
Paid to financial intermediaries	44,626	486,684	45,646	118,077	205,677
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Commission advances	$13,823	$250,020	$20,211	$54,976	$109,591
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
12b-1 fees retained	$10,656	$156,998	$33,851	$55,539	$28,852
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
CDSC retained	$2,096	$5,761	$3,373	$1,468	$892
As of the end of the reporting period, Nuveen owned shares of the following Fund as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth
Class A Shares	—	—	—
Class C Shares	—	—	—
Class R3 Shares	2,126	N/A	N/A
Class R6 Shares	—	848	1,030
Class I Shares	—	—	—

N/A	- Not applicable
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized the facility. Each Fund's maximum outstanding balance during the utilization period was as follows:
	Large Cap Core	Large Cap Growth
Maximum outstanding balance	$9,340,133	$490,949
During each Fund's utilization periods during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	Large Cap Core	Large Cap Growth
Average daily balance outstanding	$9,340,133	$490,949
Average annual interest rate	3.50%	3.50%
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state

Notes to Financial Statements (Unaudited) (continued)
the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from the net investment income and from accumulated net realized gains, if any, are recognized as "Dividends" on the Statement of Changes in Net Assets.
As of August 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following distribution balances.
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
From net investment income:
Class A Shares	$ (3,572,110)	$ (374,207)	$ (173,001)	$ —	$ —
Class C Shares	(89,550)	—	—	—	—
Class R3 Shares	(1,972)	—	—	—	—
Class R6 Shares	(335,427)	(1,390,769)	(41,420)	—	—
Class I Shares	(2,104,498)	(3,383,572)	(795,187)	—	—
Class T Shares	(366)	(161)	—	—	—
From accumulated net realized gains:
Class A Shares	(21,815,601)	(8,116,757)	(17,245,848)	(513,454)	(229,852)
Class C Shares	(1,744,304)	(8,277,269)	(3,468,934)	(172,650)	(48,318)
Class R3 Shares	(18,438)	—	—	—	—
Class R6 Shares	(1,517,573)	(13,473,852)	(2,282,177)	—	—
Class I Shares	(9,062,293)	(36,791,271)	(31,325,039)	(1,469,822)	(1,526,839)
Class T Shares	(2,271)	(3,055)	—	—	—
Total distributions to shareholders:
Class A Shares	(25,387,711)	(8,490,964)	(17,418,849)	(513,454)	(229,852)
Class C Shares	(1,833,854)	(8,277,269)	(3,468,934)	(172,650)	(48,318)
Class R3 Shares	(20,410)	—	—	—	—
Class R6 Shares	(1,853,000)	(14,864,621)	(2,323,597)	—	—
Class I Shares	(11,166,791)	(40,174,843)	(32,120,226)	(1,469,822)	(1,526,839)
Class T Shares(1)	(2,637)	(3,216)	—	—	—

(1)	Class T Shares were not available for public offering.
In addition, as of August 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
UNII at the end of period	$2,196,185	$926,854	$164,000	$(532,538)	$(447,890)
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
ICE BofAML 3-Month U.S. Treasury Bill Index: The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Long Position: A security the fund owns in its portfolio.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months' earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all current P/E ratios (excluding negatives) of the stocks in the fund's portfolio. This should not be construed as a forecast of the Fund's performance.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.
Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-NLCES-0219D803998-INV-B-04/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: May 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: May 7, 2019

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: May 7, 2019